The KP Core Funds

KP Large Cap Equity Fund: KPLCX
KP Small Cap Equity Fund: KPSCX
KP International Equity Fund: KPIEX
KP Fixed Income Fund: KPFIX

Institutional Shares Prospectus

May 1, 2020

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

KP Large Cap Equity Fund

Investment Objective

The KP Large Cap Equity Fund (the “Fund”) seeks long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.24%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.30%

[1]

The Management Fee shown is the total Management Fee payable by the Fund to the Adviser (defined below) and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Please refer to the “Investment Adviser and Portfolio Managers” section of this prospectus for additional information on the advisory fee payable to the Adviser. Each sub-adviser receives a sub-advisory fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. Asset allocations and fees payable to the Adviser and sub-advisers may vary and, consequently, the total Management Fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the Fund’s 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, rights and warrants, exchange-traded funds (“ETFs”) that invest in equity securities and derivatives with economic characteristics similar to equity securities. Callan LLC (the “Adviser”), the Fund’s investment adviser, considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Index ranged from $0.823 billion to $1,304.765 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by domestic and foreign issuers.

The Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund’s assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser. Each of the five Sub-strategies is described below:

Passive Large Cap Equity: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fund’s assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by approximately 500 of the largest U.S. companies. As of December 31, 2019, the market capitalization of companies included in the S&P 500 Index ranged from $2.897 billion to $1304.765 billion, as calculated by the index provider. The S&P 500 Index is reconstituted from time to time as additions and deletions of companies included in the S&P 500 Index are made in response to corporate actions and market developments.

Under normal circumstances, SSGA FM will seek to invest at least 80% of the Sub-strategy’s assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index.

SSGA FM seeks to replicate the performance of the S&P 500 Index by investing in the constituent securities of the S&P 500 Index in approximately their S&P 500 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected to replicate generally the performance of the S&P 500 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSGA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in the S&P 500 Index, in anticipation of their removal from or addition to the S&P 500 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSGA FM might do so in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.

Active Large Cap Growth: T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the portion of the Fund’s assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest growth-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Growth Index ranged from $1.403 billion to $1304.765 billion, as calculated by the index provider. The Russell 1000 Growth Index is reconstituted annually.

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy’s net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of December 31, 2019, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $13.935 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company’s market capitalization falls below that level.

The portion of the Fund managed by T. Rowe Price may at times invest significantly in certain sectors, such as the information technology sector.

Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Active Large Cap Value: Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), manages the portion of the Fund’s assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest value-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Value Index ranged from $0.823 billion to $555.585 billion, as calculated by the index provider. The Russell 1000 Value Index is reconstituted annually.

Under normal circumstances, MFS will seek to invest the Sub-strategy’s assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (i.e., convertible securities). MFS may invest a significant percentage of the Sub-strategy’s assets in issuers in a single industry or sector. MFS may also invest the Sub-strategy’s assets in foreign securities and depositary receipts.

MFS focuses on investing the Sub-strategy’s assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). MFS uses an active bottom-up investment approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

Active Large Cap Core #1: AQR Capital Management, LLC (“AQR”) manages the portion of the Fund’s assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Index ranged from $0.823 billion to $1304.765 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy’s assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, real estate investment trusts (REITs), ETFs that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy’s portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR’s proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and may augment them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/sector selection decisions. AQR uses a set of value, momentum and other economic factors to generate an investment portfolio based on AQR’s security selection procedures. AQR utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each equity instrument.

Active Large Cap Core #2: PanAgora Asset Management, Inc. (“PanAgora”) manages the portion of the Fund’s assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Index ranged from $0.823 billion to $1304.765 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy’s assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in the Russell 1000 Index. PanAgora may also invest the Sub-strategy’s assets in ETFs or futures contracts to seek to equitize cash positions.

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors’ under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy’s asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks. PanAgora evaluates the model’s buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Active Management Risk — The Fund’s sub-strategies, other than the sub-strategy managed by SSGA FM, are actively managed. The Fund is subject to the risk that the sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, an investment in the Fund could decline in value or the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Allocation Risk — The Adviser’s judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund’s performance.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Currency Risk — As a result of the Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Exchange-Traded Funds (“ETFs”) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the value of its underlying securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Healthcare Sector Risk — The Fund may invest significantly in the healthcare sector. The profitability of healthcare companies may be adversely affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Information Technology Sector Risk — The Fund may invest significantly in the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Investment Style Risk — The risk that large capitalization equity securities may underperform other segments of the equity markets or the equity markets as a whole.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund.

Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Model and Data Risk — Quantitative models and information, and data supplied by third parties (“Models and Data”), are used to construct sets of transactions and investments, and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result. New models may be added and existing models used for the Fund may be modified from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

Momentum Style Risk — Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross- section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Passive Sub-strategy Risk — The Fund’s Sub-strategy managed by SSGA FM is not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. As a result, the Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, the Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Rights and Warrants Risk — Rights and warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Rights and warrants may be more speculative than other types of investments. The price of a right or warrant may be more volatile than the price of its underlying security, and an investment in a right or warrant may therefore create greater potential for capital loss than an investment in the underlying security. A right or warrant ceases to have value if it is not exercised prior to its expiration date.

Sector Concentration Risk — At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

Tracking Error Risk — The risk that a Sub-strategy’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and the benchmark and other factors.

Value Investing Risk — If a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
13.54%	(13.79)%
(3/31/2019)	(12/31/2018)

Average Annual Total Returns for Periods Ended December 31, 2019

This table compares the Fund’s average annual total returns for the periods ended December 31, 2019 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Large Cap Equity Fund	1 Year	5 Years	Since Inception (01/10/2014)
Fund Returns Before Taxes	29.32%	11.54%	11.54%
Fund Returns After Taxes on Distributions	27.53%	9.62%	9.71%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	18.12%	8.53%	8.59%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	31.43%	11.48%	11.85%

Investment Adviser and Portfolio Managers

Callan LLC

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan “Butch” Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

Investment Sub-Advisers and Portfolio Managers

AQR Capital Management, LLC

Michele L. Aghassi, Ph.D., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2015.

Andrea Frazzini, Ph.D., M.S., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2015.

Ronen Israel, M.A., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2020.

Lars N. Nielsen, M.Sc., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2020.

MFS Investment Management

Katherine Cannan, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since 2019.

Nevin Chitkara, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014.

Steven Gorham, CFA, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014.

Effective December 31, 2020, Steven Gorham will no longer be a portfolio manager of the Fund.

PanAgora Asset Management, Inc.

George D. Mussalli, CFA, Chief Investment Officer and Head of Research, Equity, has managed the portion of the Fund’s assets allocated to PanAgora since 2015.

Jaime Lee, Ph.D., Managing Director – Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund’s assets allocated to PanAgora since 2015.

SSGA Funds Management, Inc.

Michael Feehily, CFA, Senior Managing Director and Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund’s assets allocated to SSGA FM since 2015.

Michael Finocchi, Principal and Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM since the Fund’s inception in 2014.

Karl Schneider, CAIA, Managing Director and Deputy Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund’s assets allocated to SSGA FM since 2016.

T. Rowe Price Associates, Inc.

Taymour R. Tamaddon, Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to T. Rowe Price since January 1, 2017.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 54 of the prospectus.

KP Small Cap Equity Fund

Investment Objective

The KP Small Cap Equity Fund (the “Fund”) seeks long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.45%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.52%

[1]

The Management Fee shown is the total Management Fee payable by the Fund to the Adviser (defined below) and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Please refer to the “Investment Adviser and Portfolio Managers” section of this prospectus for additional information on the advisory fee payable to the Adviser. Each sub-adviser receives a sub-advisory fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. Asset allocations and fees payable to the Adviser and sub-advisers may vary and, consequently, the total Management Fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. For purposes of the Fund’s 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to equity securities. Callan LLC (the “Adviser”), the Fund’s investment adviser, considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of December 31, 2019, the market capitalization of companies included in the Russell 2000 Index ranged from $0.013 billion to $8.273 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by domestic issuers.

The Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund’s assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser. Each of the seven Sub-strategies is described below:

Passive Small Cap Equity: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fund’s assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the S&P 600 Index. The S&P 600 Index is a free float-adjusted capitalization-weighted index designed to measure the small-cap segment of the U.S.

equity market, and comprised of equity securities issued by approximately 600 small-size U.S. companies. As of December 31, 2019, the market capitalization of companies included in the S&P 600 Index ranged from $0.098 billion to $6.790 billion, as calculated by the index provider. The S&P 600 Index is reconstituted from time to time as additions and deletions of companies included in the S&P 600 Index are made in response to corporate actions and market developments.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the S&P 600 Index and futures contracts that are designed to track the S&P 600 Index.

SSGA FM seeks to replicate the performance of the S&P 600 Index by investing in the constituent securities of the S&P 600 Index in approximately their S&P 600 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 600 Index in proportions expected to replicate generally the performance of the S&P 600 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 600 Index.

SSGA FM may sell stocks that are represented in the S&P 600 Index, or purchase stocks that are not yet represented in the S&P 600 Index, in anticipation of their removal from or addition to the S&P 600 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 600 Index. SSGA FM might do so in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the S&P 600 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 600 Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.

Active Small/SMID Cap Growth: Columbus Circle Investors (“CCI”) manages the portion of the Fund’s assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $0.013 billion to $19.916 billion, as calculated by the index provider. The Russell 2500 Growth Index is reconstituted annually.

Under normal circumstances, CCI will seek to invest the Sub-strategy’s assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI primarily targets small to mid-sized businesses providing new technologies, products or services.

CCI’s Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not. CCI’s investment research process is focused on finding Positive Momentum & Positive Surprise, that is, companies with strengthening business momentum and a dynamic potential to exceed investors’ expectations. Through thorough analysis of companies’ fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of CCI’s investment discipline. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, while companies falling short or in line with CCI’s expectations are avoided or sold.

Active Small/SMID Cap Value: Walthausen & Co., LLC (“Walthausen”) manages the portion of the Fund’s assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization value-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 2500 Value Index ranged from $0.025 billion to $13.911 billion, as calculated by the index provider. The Russell 2500 Value Index is reconstituted annually.

Under normal circumstances, Walthausen will seek to invest the Sub-strategy’s assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a “Value” investment style, investing in companies that appear under-priced according to Walthausen’s analysis of their financial measurements of worth or business prospects. Walthausen may sell a company’s stock when the company reaches Walthausen’s appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

Active Small Cap Growth: CastleArk Management LLC (“CastleArk”) manages the portion of the Fund’s assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization growth-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $0.013 billion to $8.273 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually.

Under normal circumstances, CastleArk will seek to invest the Sub-strategy’s assets in common stocks of small capitalization companies that CastleArk believes have improving business fundamentals and accelerating earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies with improving business fundamentals. CastleArk’s investment strategy emphasizes three attributes: the direction of the change in a company’s growth rate; actual improvements of a company’s fundamentals; and a disciplined analysis focused on the magnitude and sustainability of the drivers of a company’s fundamental improvement.

CastleArk’s sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk’s willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.

Active Small Cap Value: DePrince Race & Zollo, Inc. (“DRZ”) manages the portion of the Fund’s assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 2000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization value-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 2000 Value Index ranged from $0.025 billion to $6.740 billion, as calculated by the index provider. The Russell 2000 Value Index is reconstituted annually.

Under normal circumstances, DRZ will seek to invest the Sub-strategy’s assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ’s relative price targets, stocks are considered for purchase when the expected upside is more than two times the downside. DRZ engages in frequent and active trading of securities as a part of its principal investment strategy.

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

Active Small Cap Core: Aristotle Capital Boston, LLC (“Aristotle Boston”) manages the portion of the Fund’s assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of December 31, 2019, the market capitalization of companies included in the Russell 2000 Index ranged from $0.013 billion to $8.273 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy’s assets in the common stock of companies with market capitalization between $200 million and $5 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.

Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston’s portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $5 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens to narrow down the universe for in-depth analysis utilizing Aristotle Boston’s proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston’s investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. As part of this process, the investment team looks at a company’s historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

Active Micro Cap Core: Penn Capital Management Company, Inc. (“Penn Capital”) manages the portion of the Fund’s assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap

Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of December 31, 2019, the market capitalization of companies included in the Russell Microcap Index ranged from $0.006 billion to $3.557 billion, as calculated by the index provider. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, Penn Capital will seek to invest the Sub-strategy’s assets principally in the common stock of micro capitalization companies, which Penn Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

Penn Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

Penn Capital may sell securities for a variety of reasons, such as when a security’s price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer’s management, among other reasons.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Active Management Risk — The Fund’s sub-strategies, other than the sub-strategy managed by SSGA FM, are actively managed. The Fund is subject to the risk that the sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, an investment in the Fund could decline in value or the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Allocation Risk — The Adviser’s judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund’s performance.

Derivatives Risk — The Fund’s use of futures contracts is subject to market risk, correlation risk, leverage risk, and liquidity risk. Market risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is described below. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Investment Style Risk — The risk that small capitalization equity securities may underperform other segments of the equity markets or the equity markets as a whole.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Passive Sub-strategy Risk — The Fund’s Sub-strategy managed by SSGA FM is not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. As a result, the Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, the Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Tracking Error Risk — The risk that a Sub-strategy’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and the benchmark and other factors.

Value Investing Risk — If a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
14.53%	(19.91)%
(3/31/2019)	(12/31/2018)

Average Annual Total Returns for Periods Ended December 31, 2019

This table compares the Fund’s average annual total returns for the periods ended December 31, 2019 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Small Cap Equity Fund	1 Year	5 Years	Since Inception (01/10/2014)
Fund Returns Before Taxes	25.67%	8.68%	7.93%
Fund Returns After Taxes on Distributions	24.46%	6.54%	6.09%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	15.78%	6.11%	5.63%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	25.52%	8.23%	7.68%

Investment Adviser and Portfolio Managers

Callan LLC

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan “Butch” Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

Investment Sub-Advisers and Portfolio Managers

Aristotle Capital Boston, LLC

David Adams, CFA, Principal, CEO and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Aristotle Boston since 2015.

John (Jack) McPherson, CFA, Principal, President and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Aristotle Boston since 2015.

CastleArk Management LLC

James Stark, Vice President and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to CastleArk since the Fund’s inception in 2014.

Gregory Baxter, Vice President and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to CastleArk since the Fund’s inception in 2014.

Columbus Circle Investors

Christopher Corbett, CFA, Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to CCI since 2017.

Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to CCI since the Fund’s inception in 2014.

Michael Iacono, CFA, Senior Managing Director and Portfolio Manager–Mid Cap, has managed the portion of the Fund’s assets allocated to CCI since the Fund’s inception in 2014.

Marc Shapiro, Senior Vice President and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to CCI since 2019.

DePrince Race & Zollo, Inc.

Gregory T. Ramsby, Managing Partner and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to DRZ since the Fund’s inception in 2014.

Randy A. Renfrow, CFA, Partner and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to DRZ since the Fund’s inception in 2014.

Penn Capital Management Company, Inc.

Richard A. Hocker, Founder, Chief Investment Officer and Chief Executive Officer, has managed the portion of the Fund’s assets allocated to Penn Capital since 2015.

J. Paulo Silva, CFA, Senior Managing Partner, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Penn Capital since 2015.

SSGA Funds Management, Inc.

Raymond Donofrio, Vice President and Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM since the Fund’s inception in 2014.

Michael Feehily, CFA, Senior Managing Director and Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund’s assets allocated to SSGA FM since 2015.

Karl Schneider, CAIA, Managing Director and Deputy Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund’s assets allocated to SSGA FM since 2018.

Walthausen & Co., LLC

Gerard Heffernan, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Walthausen since 2018.

John Walthausen, Managing Director, Chief Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Walthausen since the Fund’s inception in 2014.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 54 of the prospectus.

KP International Equity Fund

Investment Objective

The KP International Equity Fund (the “Fund”) seeks long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.36%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.47%

[1]

The Management Fee shown is the total Management Fee payable by the Fund to the Adviser (defined below) and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Please refer to the “Investment Adviser and Portfolio Managers” section of this prospectus for additional information on the advisory fee payable to the Adviser. Each sub-adviser receives a sub-advisory fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. Asset allocations and fees payable to the Adviser and sub-advisers may vary and, consequently, the total Management Fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the Fund’s 80% policy, equity securities consist of common stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, and derivatives with economic characteristics similar to equity securities. The Fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US IMI Index, and may invest more than 25% of the Fund’s net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The Fund may invest in companies of any size. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund’s investment objective, Callan LLC (the “Adviser”) considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by foreign issuers.

The Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fund’s assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund’s assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser. Each of the eight Sub-strategies is described below:

Passive International Equity: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fund’s assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI World ex-US Index. The MSCI World ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the MSCI World ex-US Index, including depositary receipts of such companies, and futures contracts that are designed to track the MSCI World ex-US Index.

SSGA FM seeks to replicate the performance of the MSCI World ex-US Index by investing in the constituent securities of the MSCI World ex-US Index in approximately their MSCI World ex-US Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI World ex-US Index in proportions expected to replicate generally the performance of the MSCI World ex-US Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI World ex-US Index.

SSGA FM may sell stocks that are represented in the MSCI World ex-US Index, or purchase stocks that are not yet represented in the MSCI World ex-US Index, in anticipation of their removal from or addition to the MSCI World ex-US Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI World ex-US Index. SSGA FM might do so in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the MSCI World ex-US Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI World ex-US Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI World ex-US Index’s currency exposures.

Active International Equity #1: Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), manages the portion of the Fund’s assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy’s assets in common stocks issued by companies in the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a significant percentage of the Sub-strategy’s assets in issuers in a single industry, sector, country, or region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy’s assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses an active bottom-up investment approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

Active International Equity #2: Marathon Asset Management LLP (“Marathon-London”) manages the portion of the Fund’s assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI ACWI ex-US Index (net of dividends and withholding taxes) over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 46 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy’s assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets.

Marathon-London’s investment philosophy is based on its “capital cycle” approach to investment, which guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company’s stock. Given the long-term nature of the capital cycle, Marathon-London’s investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London’s valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management’s attitude toward shareholders, out-performance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

Active International Equity #3: Sprucegrove Investment Management Ltd. (“Sprucegrove”) manages the portion of the Fund’s assets allocated to the Active International Equity #3 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, Sprucegrove will seek to invest the Sub-strategy’s assets in a diversified portfolio of common stocks of foreign companies, including companies in emerging markets, which Sprucegrove believes have the potential for long-term capital appreciation.

In selecting investments for the Sub-strategy, Sprucegrove emphasizes a “value” investment style, investing in companies that Sprucegrove believes have a history of above average financial performance, secure financial position, reputable management, and growth opportunity in terms of sales, earnings, and share price. Sprucegrove selects individual securities using a bottom-up, research driven approach. Country and sector allocation result from Sprucegrove’s stock-selection process.

Sprucegrove considers selling a security when its price has appreciated above what Sprucegrove believes the security is worth or when the company’s quality has deteriorated according to Sprucegrove’s assessment.

Active Emerging Markets Equity #1: Acadian Asset Management LLC (“Acadian”) manages the portion of the Fund’s assets allocated to the Active Emerging Markets Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 26 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets primarily in stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that: have their principal securities trading market in an emerging market country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging market countries; or are organized under the laws of, and have a principal office in, an emerging market country. Acadian considers an “emerging market country” to be any country in the MSCI Emerging Markets Index.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active Emerging Markets Equity #2: William Blair Investment Management, LLC (“William Blair”) manages a portion of the Fund’s assets allocated to the Active Emerging Markets Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to outperform the MSCI Emerging Markets Index consistently over time. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 26 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, William Blair will seek to invest the Sub-strategy’s assets in emerging markets securities. William Blair intends to invest primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes, that William Blair believes have above-average growth, profitability and quality characteristics. William Blair will seek investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution.

In choosing investments, William Blair will perform fundamental company analysis and will focus on stock selection. William Blair generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

William Blair will vary the sector and geographic diversification based upon William Blair’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, William Blair will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

Active International Small Cap Equity #1: Acadian Asset Management LLC (“Acadian”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index that captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada.

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets primarily in small capitalization stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in international developed markets, which Acadian considers to be companies that: have their principal securities trading market in an international developed country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in international developed countries; or are organized under the laws of, and have a principal office in, an international developed country. Acadian considers an “international developed country” to be any country in the MSCI EAFE Small-Cap Index plus Canada.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active International Small Cap Equity #2: Lazard Asset Management LLC (“Lazard”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada.

Under normal circumstances, Lazard will seek to invest the Sub-strategy’s assets in a broad investment universe of local non-U.S. stocks and depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, real estate investment trusts, warrants and rights.

In selecting investments for the Sub-strategy, Lazard employs a core, bottom-up approach while avoiding unwanted top-down or macro exposures. Stocks are selected using an active, quantitatively based investment process that evaluates each company on a daily basis relative to global peers. Each company in the investable universe is measured daily in terms of its growth potential, valuation, market sentiment and financial quality. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, and beta.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Currency Risk — As a result of the Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Active Management Risk — The Fund’s sub-strategies, other than the sub-strategy managed by SSGA FM, are actively managed. The Fund is subject to the risk that the sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, an investment in the Fund could decline in value or the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Allocation Risk — The Adviser’s judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund’s performance.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of futures contracts and forward contracts is subject to market risk, correlation risk, leverage risk and liquidity risk. Market risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts is also subject to credit risk and valuation risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is described below. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Geographic Concentration Risk — Since the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Investment in Europe Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union (“EU”) or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

Investment in Japan Risk — The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

Investment Style Risk — The risk that foreign equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Passive Sub-strategy Risk — The Fund’s Sub-strategies managed by SSGA FM are not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. As a result, each such Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, each such Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

Tracking Error Risk — The risk that a Sub-strategy’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and the benchmark and other factors.

Value Investing Risk — If a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
10.28%	(11.13)%
(3/31/2019)	(12/31/2018)

Average Annual Total Returns for Periods Ended December 31, 2019

This table compares the Fund’s average annual total returns to those of an appropriate broad-based index and to those of the Custom International Equity Benchmark, an index developed by the Adviser.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP International Equity Fund	1 Year	5 Years	Since Inception (01/10/2014)
Fund Returns Before Taxes	22.87%	6.48%	4.71%
Fund Returns After Taxes on Distributions	21.55%	5.21%	3.42%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	13.62%	4.52%	3.09%
MSCI ACWI ex-US IMI Index (reflects no deduction for fees, expenses, or taxes)	21.63%	5.71%	4.19%
Custom International Equity Benchmark (reflects no deduction for fees, expenses, or taxes)*	21.63%	5.47%	4.04%

*	The Custom International Equity Benchmark consists of the MSCI ACWI ex-US Index through March 31, 2017 and MSCI ACWI ex-US IMI Index for periods thereafter.

Investment Adviser and Portfolio Managers

Callan LLC

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan “Butch” Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

Investment Sub-Advisers and Portfolio Managers

Acadian Asset Management LLC

Brendan Bradley, Ph.D., Executive Vice President and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014.

Harry Gakidis, Ph.D., Senior Vice President and Lead Portfolio Manager, Core, has managed the portion of the Fund’s assets allocated to Acadian since 2014.

Ryan D. Taliaferro, Ph.D., Senior Vice President and Director, Equity Strategies, has managed the portion of the Fund’s assets allocated to Acadian since 2017.

Lazard Asset Management LLC

Paul Moghtader, CFA, a Managing Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Taras Ivanenko, PhD, CFA, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Ciprian Marin, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Craig Scholl, CFA, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Susanne Willumsen, CFA, a Managing Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Peter Kashanek, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Alex Lai, CFA, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Jason Williams, CFA, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Marathon Asset Management LLP

Neil Ostrer, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

William Arah, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Nick Longhurst, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Michael Godfrey, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Charles Carter, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Robert Anstey, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

David Cull, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since March 2015.

Simon Somerville, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since September 2016.

Michael Nickson, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since March 2018.

MFS Investment Management

Filipe Benzinho, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since May 2016.

Daniel Ling, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014.

Sprucegrove Investment Management Ltd.

Shirley Woo, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sprucegrove since 2017.

Arjun Kumar, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sprucegrove since 2017.

SSGA Funds Management, Inc.

Michael Feehily, CFA, Senior Managing Director and the Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund’s assets allocated to SSGA FM for the Fund’s Passive International Equity Sub-strategy since the Fund’s inception in 2014.

Dwayne Hancock, CFA, Vice President and Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM for the Fund’s Passive International Equity Sub-strategy since the Fund’s inception in 2014.

Kathleen Morgan, CFA, Vice President and Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM for the Fund’s Passive International Equity Sub-strategy since 2018.

William Blair Investment Management, LLC:

Todd M. McClone, CFA, a Partner of William Blair, has managed the portion of the Fund’s assets allocated to William Blair since 2017.

Jack Murphy, CFA, a Partner of William Blair, has managed the portion of the Fund’s assets allocated to William Blair since 2017.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 54 of the prospectus.

KP Fixed Income Fund

Investment Objective

The KP Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.22%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.29%

[1]

The Management Fee shown is the total Management Fee payable by the Fund to the Adviser (defined below) and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Please refer to the “Investment Adviser and Portfolio Managers” section of this prospectus for additional information on the advisory fee payable to the Adviser. Each sub-adviser receives a sub-advisory fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. Asset allocations and fees payable to the Adviser and sub-advisers may vary and, consequently, the total Management Fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 325% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the Fund’s 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The Fund currently intends to invest more than 25% of its net assets in U.S. government securities. The Fund principally invests in securities issued by domestic and foreign issuers.

The Fund may invest in both investment-grade and high yield securities (also known as “junk bonds”). Investment grade securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”). High yield securities are those securities rated C through Ba1 by Moody’s or equivalently rated by S&P and Fitch, which are lower than investment grade. The Fund may invest in high yield securities of any credit rating. The Fund may also invest in unrated securities which are determined by Callan LLC (the “Adviser”), the Fund’s investment adviser, or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fund’s assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund’s assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:

Passive Fixed Income: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fund’s assets allocated to the Passive Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities that are included in the Bloomberg Barclays U.S. Aggregate Bond Index.

SSGA FM will employ a stratified sampling approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Bloomberg Barclays U.S. Aggregate Bond Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy’s portfolio securities may differ from those of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Sub-strategy may not track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the Sub-strategy and the Bloomberg Barclays U.S. Aggregate Bond Index are valued. SSGA FM may sell a security pursuant to changes in the Bloomberg Barclays U.S. Aggregate Bond Index composition and for routine portfolio rebalancing.

Active Core Fixed Income: Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the portion of the Fund’s assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Bloomberg Barclays U.S. Aggregate Bond Index consistently over time. No assurances can be given that this objective will be achieved. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest the Sub-strategy’s assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; corporate bonds issued by U.S. and foreign companies; taxable municipal securities; residential and commercial mortgage-backed securities and other asset-backed securities; and mortgage dollar rolls.

Loomis Sayles’ investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Bloomberg Barclays U.S. Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

Emerging Markets Fixed Income: Payden & Rygel manages the portion of the Fund’s assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the JP Morgan Global Diversified Emerging Markets Bond Index (the “JPM EMBI Index”) consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging market countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel will invest the Sub-strategy’s assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock. A substantial portion of the above fixed income instruments will likely be issued by issuers organized or headquartered in emerging market countries. Payden & Rygel considers an emerging market country to be a country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing market. Payden & Rygel may invest up to 20% of the Sub-strategy’s assets in other debt securities, including those of issuers located in countries with developed securities markets. Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, credit-linked notes, currency swaps, structured notes, futures contracts and forward contracts. In addition, it may sell credit default swaps. Interest rate swaps may be used to hedge positions and enhance returns, while securities index swaps, credit default swaps, credit-linked notes, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fund returns and manage overall risk.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging market debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country’s business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Any change in Payden & Rygel’s view of a position’s fundamentals or relative value can lead to a decision to sell the position.

Active Senior Loans: Credit Suisse Asset Management, LLC (“Credit Suisse”) manages the portion of the Fund’s assets allocated to the Active Senior Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal circumstances, Credit Suisse will seek to invest the Sub-strategy’s assets primarily in high yield, fixed income securities (commonly referred to as “junk bonds”). The high yield, fixed income securities in which the Fund will invest will consist entirely of senior secured floating rate loans (“Senior Loans”) issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer’s capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 25% of the Sub-strategy’s assets in securities of non-U.S. issuers. Credit Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the Fund based on an analysis of individual issuers and the general business conditions affecting them. The Fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody’s Investor Services and CC or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”)) but may continue to hold securities which are subsequently downgraded.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Active Management Risk — The Fund’s sub-strategies, other than the sub-strategy managed by SSGA FM, are actively managed. The Fund is subject to the risk that the sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, an investment in the Fund could decline in value or the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Allocation Risk — The Adviser’s judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund’s performance.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Convertible Bonds Risk — Convertible bonds have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Currency Risk — As a result of the Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, credit-linked notes, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is described below. The Fund’s use of forward contracts, credit-linked notes, structured notes and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Investment Style Risk — The risk that fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Mortgage Dollar Rolls Risk — The Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Municipal Securities Risk — There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Passive Sub-strategy Risk — The Fund’s Sub-strategy managed by SSGA FM is not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. As a result, the Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, the Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Senior Loans/Bank Loans Risk — With respect to senior loans, including bank loans, the Fund, as a direct lender to the borrower, assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions and may have extended settlement periods.

Tracking Error Risk — The risk that a Sub-strategy’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and the benchmark and other factors.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Valuation Risk — The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
3.61%	(2.21)%
(3/31/2019)	(12/31/2016)

Average Annual Total Returns for Periods Ended December 31, 2019

This table compares the Fund’s average annual total returns for the periods ended December 31, 2019 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP Fixed Income Fund	1 Year	5 Years	Since Inception (01/10/2014)
Fund Returns Before Taxes	9.57%	3.49%	3.37%
Fund Returns After Taxes on Distributions	7.94%	2.21%	2.10%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	5.67%	2.10%	2.01%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.42%

Investment Adviser and Portfolio Managers

Callan LLC

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan “Butch” Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

Investment Sub-Advisers and Portfolio Managers

Credit Suisse Asset Management, LLC

John G. Popp, a Managing Director of Credit Suisse Asset Management, LLC (“Credit Suisse”), has managed the portion of the Fund’s assets allocated to Credit Suisse since 2016.

Thomas J. Flannery, a Managing Director of Credit Suisse, has managed the portion of the Fund’s assets allocated to Credit Suisse since 2016.

Louis I. Farano, a Managing Director of Credit Suisse, has managed the portion of the Fund’s assets allocated to Credit Suisse since 2016.

Wing Chan, a Managing Director of Credit Suisse, has managed the portion of the Fund’s assets allocated to Credit Suisse since 2016.

David Mechlin, a Managing Director of Credit Suisse, has managed the portion of the Fund’s assets allocated to Credit Suisse since 2016.

Loomis, Sayles & Company, L.P.

Lynne A. Royer, Vice President, Portfolio Manager and Head of the Disciplined Alpha team, has managed the portion of the Fund’s assets allocated to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) since the Fund’s inception in 2014.

Payden & Rygel

Kristin Ceva, Ph.D., CFA, Managing Director, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014.

Arthur Hovsepian, CFA, Director, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014.

Vladimir Milev, CFA, Senior Vice President and Strategist, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014.

Asha B. Joshi, CFA, Managing Director and Senior Client Portfolio Manager, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014.

SSGA Funds Management, Inc.

Orhan Imer, CFA, Ph.D., Vice President and Senior Portfolio Manager in the Fixed Income Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM since 2017.

Cynthia Moy, Principal and Portfolio Manager in the Fixed Income Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM since the Fund’s inception in 2014.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 54 of the prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

There are no initial or subsequent minimum purchase amounts for the Funds. Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. (“Eligible Plans”). Any individual with an account under an Eligible Plan may purchase shares of each Fund. Fund shares can only be purchased or redeemed through the administrative and recordkeeping service provider of an Eligible Plan (a “Recordkeeper”), and, therefore, you should contact the Recordkeeper of your Eligible Plan for information on how to purchase or redeem Fund shares. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business.

Tax Information

If you are investing through a tax-deferred arrangement, such as a 401(k) plan, 403(b) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

The Funds’ Investment Objectives

The investment objective of the KP Large Cap Equity Fund (the “Large Cap Fund”) is to seek long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities. The investment objective of the KP Small Cap Equity Fund (the “Small Cap Fund”) is to seek long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities. The investment objective of the KP International Equity Fund (the “International Fund”) is to seek long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities. The investment objective of the KP Fixed Income Fund (the “Fixed Income Fund”) is to seek to provide current income consistent with the preservation of capital. The investment objectives of the Funds are fundamental and cannot be changed without shareholder approval.

The Funds’ Principal Investment Strategies

Large Cap Fund

Under normal circumstances, the Large Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the Large Cap Fund’s 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, rights and warrants, exchange-traded funds that invest in equity securities and derivatives with economic characteristics similar to equity securities. Callan LLC (the “Adviser”), the Large Cap Fund’s investment adviser, considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Index ranged from $0.823 billion to $1304.765 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually. The Large Cap Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Large Cap Fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Large Cap Fund principally invests in securities issued by domestic and foreign issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S.

securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers. The Large Cap Fund uses a “multi-manager” approach, whereby the Adviser allocates the Large Cap Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the Large Cap Fund, identifies sub-advisers to manage the assets according to those Sub-strategies, and allocates assets among sub-advisers to maintain the Large Cap Fund’s target Sub-strategy allocation. The Adviser seeks, through its allocation among Sub-strategies, to outperform the Large Cap Fund’s benchmark with a similar level of risk. Sub-advisers generally are selected and retained based on the Adviser’s view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the Large Cap Fund employs the following five sub-advisers to each manage a separate Sub-strategy that, in the Adviser’s view, complements the other Sub-strategies: SSGA Funds Management, Inc. (“SSGA FM”), MFS Investment Management (“MFS”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), AQR Capital Management, LLC (“AQR”) and PanAgora Asset Management, Inc. (“PanAgora”). Each of the five Sub-strategies is described below:

Passive Large Cap Equity: SSGA FM manages the portion of the Large Cap Fund’s assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by approximately 500 of the largest U.S. companies. As of December 31, 2019, the market capitalization of companies included in the S&P 500 Index ranged from $2.897 billion to $1304.765 billion, as calculated by the index provider. The S&P 500 Index is reconstituted from time to time as additions and deletions of companies included in the S&P 500 Index are made in response to corporate actions and market developments.

Under normal circumstances, SSGA FM will seek to invest at least 80% of the Sub-strategy’s assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index. SSGA FM does not manage the Sub-strategy’s assets according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSGA FM utilizes a “passive” investment approach, attempting to replicate the investment performance of the S&P 500 Index through automated statistical analytic procedures.

SSGA FM seeks to replicate the performance of the S&P 500 Index by investing in the constituent securities of the S&P 500 Index in approximately their S&P 500 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected to replicate generally the performance of the S&P 500 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSGA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in the S&P 500 Index, in anticipation of their removal from or addition to the S&P 500 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSGA FM might do so in order to increase the Large Cap Fund’s investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the Large Cap Fund’s portfolio but the sale has not yet been completed.

Active Large Cap Growth: T. Rowe Price manages the portion of the Large Cap Fund’s assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest growth-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Growth Index ranged from $1.403 billion to $1304.765 billion, as calculated by the index provider. The Russell 1000 Growth Index is reconstituted annually.

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy’s net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of December 31, 2019, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $13.935 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company’s market capitalization falls below that level. The portion of the Large Cap Fund managed by T. Rowe Price may at times invest significantly in certain sectors, such as the information technology sector.

Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most of the Sub-strategy’s assets will typically be invested in U.S. common stocks, T. Rowe Price may invest in foreign stocks. T. Rowe Price may sell the Sub-strategy’s securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Active Large Cap Value: MFS manages the portion of the Large Cap Fund’s assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest value-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Value Index ranged from $0.823 billion to $555.585 billion, as calculated by the index provider. The Russell 1000 Value Index is reconstituted annually.

Under normal circumstances, MFS will seek to invest the Sub-strategy’s assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (i.e., convertible securities). MFS may invest a significant percentage of the Sub-strategy’s assets in issuers in a single industry or sector. MFS may also invest the Sub-strategy’s assets in foreign securities and depositary receipts.

MFS focuses on investing the Sub-strategy’s assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses an active bottom-up investment approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

Active Large Cap Core #1: AQR manages the portion of the Fund’s assets allocated to the Active Large Cap Core #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-

adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Index ranged from $0.823 billion to $1304.765 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, AQR will seek to invest the Sub-strategy’s assets primarily in equity and equity-related instruments (including, but not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants, real estate investment trusts (REITs), ETFs that invest in equity securities and equity index futures contracts). AQR may use ETFs and futures contracts to gain exposure to the equity market and to maintain liquidity to pay for redemptions.

The Sub-strategy’s portfolio normally will be managed by both overweighting and underweighting securities relative to the Russell 1000 Index, using AQR’s proprietary quantitative return forecasting models and systematic risk-control methods. AQR starts with the securities that are included in the Russell 1000 Index and may augment them with additional securities that are deemed to have similar characteristics. From this investment universe, AQR employs a disciplined approach emphasizing bottom-up security and industry/sector selection decisions. AQR uses a set of value, momentum and other economic factors to generate an investment portfolio based on AQR’s security selection procedures.

In managing the Sub-strategy, AQR seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in the investment universe at the time of purchase. In assessing positive momentum, AQR favors securities with strong medium-term performance relative to other securities in the investment universe at the time of purchase. Further, AQR favors stable companies in good business health, including those with strong profitability and stable earnings.

AQR believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, market impact and time delays (time between decision and implementation when a market may move in favor of or against the Sub-strategy). AQR considers transaction costs in its optimization process to seek to ensure that trades for the Sub-strategy will remain attractive after transaction costs are reflected.

Active Large Cap Core #2: PanAgora manages the portion of the Fund’s assets allocated to the Active Large Cap Core #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Index ranged from $0.823 billion to $1304.765 billion, as calculated by the index provider. The Russell 1000 Index is reconstituted annually.

Under normal circumstances, PanAgora will seek to invest the Sub-strategy’s assets primarily in common and preferred stocks of U.S. companies with market capitalizations in the range of companies included in the Russell 1000 Index. PanAgora may also invest the Sub-strategy’s assets in ETFs or futures contracts to seek to equitize cash positions.

PanAgora believes that excess returns may be generated by investing in high-quality firms with capable management, positive momentum, and/or attractive valuations, while avoiding companies that ignore shareholder interests, and by identifying and exploiting market inefficiencies resulting from investors’ under/over reactions to market information, and other behavioral biases. Accordingly, the Sub-strategy’s asset allocations are largely driven by a proprietary contextual model that forecasts stock returns based on combinations of value, momentum and quality factors tailored to individual stocks.

The contextual model ranks every stock in a defined universe based on forecasted returns. Each stock’s forecasted return is updated daily based on data collected from global sources. Top ranked stocks have the potential to be included in the portfolio. Stocks that are not highly ranked, or whose rankings are deteriorating, may be sold entirely or have their positions trimmed. PanAgora evaluates the model’s buy and sell recommendations to build a portfolio that maximizes expected excess return for a given level of risk, subject to certain limitations on sector, industry and security position sizes.

Small Cap Fund

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. For purposes of the Small Cap Fund’s 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to common stocks. Callan LLC (the “Adviser”), the Small Cap Fund’s investment adviser, considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of December 31, 2019, the market capitalization of companies included in the Russell 2000 Index ranged from $0.013 billion to $8.273 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

The Small Cap Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Small Cap Fund’s investment objective, the Adviser considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Small Cap Fund principally invests in securities issued by domestic issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider.

The Small Cap Fund uses a “multi-manager” approach, whereby the Adviser allocates the Small Cap Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the Small Cap Fund, identifies sub-advisers to manage the assets according to those Sub-strategies, and allocates assets among sub-advisers to maintain the Small Cap Fund’s target Sub-strategy allocation. The Adviser seeks, through its allocation among Sub-strategies, to outperform the Small Cap Fund’s benchmark with a similar level of risk. Sub-advisers generally are selected and retained based on the Adviser’s view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the Small Cap Fund employs the following seven sub-advisers to each manage a separate Sub-strategy that, in the Adviser’s view, complements the other Sub-strategies: SSGA Funds Management, Inc. (“SSGA FM”), Columbus Circle Investors (“CCI”), Walthausen & Co., LLC (“Walthausen”), CastleArk Management LLC (“CastleArk”), DePrince Race & Zollo, Inc. (“DRZ”), Aristotle Capital Boston, LLC (“Aristotle Boston”) and Penn Capital Management Company, Inc. (“Penn Capital”). Each of the seven Sub-strategies is described below:

Passive Small Cap Equity: SSGA FM manages the portion of the Small Cap Fund’s assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the S&P 600 Index. The S&P 600 Index is a free float-adjusted capitalization-weighted index designed to measure the small-cap segment of the U.S. equity market, and comprised of equity securities issued by approximately 600 small-size U.S. companies. As of December 31, 2019, the market capitalization of companies included in the S&P 600 Index ranged from $0.098 billion to $6.790 billion, as calculated by the index provider. The S&P 600 Index is reconstituted from time to time as additions and deletions of companies included in the S&P 600 Index are made in response to corporate actions and market developments.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the S&P 600 Index and futures contracts that are designed to track the S&P 600 Index. SSGA FM does not manage the Sub-strategy’s assets according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSGA FM utilizes a “passive” investment approach, attempting to replicate the investment performance of the S&P 600 Index through automated statistical analytic procedures.

SSGA FM seeks to replicate the performance of the S&P 600 Index by investing in the constituent securities of the S&P 600 Index in approximately their S&P 600 Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the S&P 600 Index in proportions expected to replicate generally the performance of the S&P 600 Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 600 Index.

SSGA FM may sell stocks that are represented in the S&P 600 Index, or purchase stocks that are not yet represented in the S&P 600 Index, in anticipation of their removal from or addition to the S&P 600 Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 600 Index. SSGA FM might do so in order to increase the Small Cap Fund’s investment exposure pending investment of cash in the stocks comprising the S&P 600 Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the S&P 600 Index in situations where it intends to sell a portion of the stocks in the Small Cap Fund’s portfolio but the sale has not yet been completed.

Active Small/SMID Cap Growth: CCI manages the portion of the Small Cap Fund’s assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $0.013 billion to $19.916 billion, as calculated by the index provider. The Russell 2500 Growth Index is reconstituted annually.

Under normal circumstances, CCI will seek to invest the Sub-strategy’s assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI primarily targets small to mid-sized businesses providing new technologies, products or services.

CCI generally seeks to construct the Sub-strategy’s portfolio with the following characteristics:

●	Typically holding 60-90 stocks;

●	Top ten holdings typically represent 25-35% of the Sub-strategy’s net assets;

●	The minimum initial investment in a stock represents at least 0.5% of the Sub-strategy’s net assets;

●	The maximum weight of any one stock is 5% of the Sub-strategy’s net assets;

●	The Sub-strategy’s portfolio is diversified among economic sectors as well as groups of stocks related by a common driver of performance (“Themes”);

●	The Sub-strategy’s portfolio is diversified across at least eight Themes;

●	The Sub-strategy’s maximum exposure to any one Theme is 25% of the Sub-strategy’s net assets; and

●	The Sub-strategy’s maximum exposure to any one economic sector is the greater of 25% of the Sub-strategy’s net assets or 10% more than the Russell 2500 Index’s exposure to such sector.

In its discretion, CCI may construct the Sub-strategy’s portfolio such that its characteristics are different than those set forth above.

CCI’s Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not. CCI’s investment research process is focused on finding Positive Momentum & Positive Surprise, that is, companies with strengthening business momentum and a dynamic potential to exceed investors’ expectations. Through thorough analysis of companies’ fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of CCI’s investment discipline. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, while companies falling short or in line with CCI’s expectations are avoided or sold.

CCI uses a four-step process in selecting securities for the Sub-strategy. The first step is to identify the four to six leading indicators for a specific company’s business, such as sales growth rate and profit margin expansion. The second step is to determine the expectations for each of the leading indicators. The third step compares actual results of the leading indicators to CCI’s expectations, with the objective of finding companies with leading indicators that exceed CCI’s expectations, and therefore demonstrate Positive Momentum & Positive Surprise. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, and companies falling short or in line with CCI’s expectations are avoided or sold. The fourth step is to construct a diversified portfolio based on the foregoing analysis.

CCI believes that, historically, when a company demonstrates Positive Momentum & Positive Surprise in its business progress, and thereby exceeds investors’ expectations in its reported results, its stock price generally will continue on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock tends to outperform the market. Conversely, if a company’s results fall short of investors’ expectations, the stock will usually underperform until it surpasses new expectations. CCI’s monitoring of a company’s progress versus expectations guides its view as to when to buy or sell a stock.

Active Small/SMID Cap Value: Walthausen manages the portion of the Small Cap Fund’s assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization value-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 2500 Value Index ranged from $0.025 billion to $13.911 billion, as calculated by the index provider. The Russell 2500 Value Index is reconstituted annually.

Under normal circumstances, Walthausen will seek to invest the Sub-strategy’s assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a “value” investment style, investing in companies that appear under-priced according to Walthausen’s analysis of their financial measurements of worth or business prospects. The sub-strategy typically invests in 40 to 50 companies.

Walthausen may sell a company’s stock when the company reaches Walthausen’s appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

Active Small Cap Growth: CastleArk manages the portion of the Small Cap Fund’s assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization growth-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $0.013 billion to $8.273 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually.

Under normal circumstances, CastleArk will seek to invest the Sub-strategy’s assets in common stocks of small capitalization companies that they believe have above average prospects for earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies whose improving business fundamentals suggest they are poised to grow earnings faster than their peers. CastleArk’s investment strategy emphasizes three attributes:

●	The direction of a company’s growth over the absolute rate of growth;

●	Actual improvements of a company’s fundamentals vs. the improvements anticipated by CastleArk; and

●	The magnitude and sustainability of the drivers of a company’s fundamental improvement.

CastleArk’s three-step investment process is designed to be disciplined, repeatable and applied consistently throughout all types of markets, and consists of (1) identification, (2) fundamental analysis, and (3) portfolio construction. Each step is discussed in greater detail below.

Identification.

CastleArk’s stock screening process begins with a universe of all companies with market capitalizations roughly equivalent to the Russell 2000 Growth Index. As of December 31, 2019, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $0.013 billion to $8.273 billion, as calculated by the index provider. The Russell 2000 Growth Index is reconstituted annually. CastleArk then narrows this list to companies which, in CastleArk’s view, have shown signs of actual improvement in business fundamentals.

Fundamental Analysis.

Through fundamental analysis of each company, CastleArk determines the magnitude and sustainability of the company’s fundamental improvement, with a goal of identifying that change before it becomes fully reflected in the stock price.

Portfolio Construction.

CastleArk then uses a bottom-up approach, emphasizing the fundamental improvement, along with proprietary risk management techniques and a sell discipline to build a diversified portfolio of 75-95 stocks. Limits on position size and sector weights, along with constant portfolio attribution analysis, contribute to CastleArk’s risk management process. The sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk’s willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.

Active Small Cap Value: DRZ manages the portion of the Small Cap Fund’s assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 2000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization value-oriented U.S. companies. As of December 31, 2019, the market capitalization of companies included in the Russell 2000 Value Index ranged from $0.025 billion to $6.740 billion, as calculated by the index provider. The Russell 2000 Value Index is reconstituted annually.

Under normal circumstances, DRZ will seek to invest the Sub-strategy’s assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ’s relative price targets, stocks are considered for purchase when the expected upside is more than two times the downside.

DRZ generally invests the Sub-strategy’s assets in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but to a lesser extent may be headquartered in or doing a substantial portion of their business overseas. The Sub-strategy’s portfolio will typically consist of 55 to 80 securities. DRZ engages in frequent and active trading of securities as a part of its principal investment strategy.

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

Active Small Cap Core: Aristotle Boston manages the portion of the Fund’s assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of December 31, 2019, the market capitalization of companies included in the Russell 2000 Index ranged from $0.013 billion to $8.273 billion, as calculated by the index provider. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy’s assets in the common stock of companies with market capitalization between $200 million and $5 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.

Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston’s portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $5 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens incorporating factors based on: valuation (price-to-earnings, price-to-cash flow, price-to-book, price-to-sales, dividend yield); returns

(return-on-equity and return-on-assets); growth (earning-per-share, cash flow-per-share and revenue) and other fundamental factors (debt-to-capitalization, capital expenditures) as efficient siphoning tools to narrow down the universe for in-depth analysis utilizing Aristotle Boston’s proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston’s investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. At the heart of Aristotle Boston’s valuation methodology is a company’s value relative to an assumed level of normalized earnings power. As part of this process, the investment team looks at a company’s historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

Active Micro Cap Core: Penn Capital Management Company, Inc. (“Penn Capital”) manages the portion of the Fund’s assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of December 31, 2019, the market capitalization of companies included in the Russell Microcap Index ranged from $0.006 billion to $3.557 billion, as calculated by the index provider. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, Penn Capital will seek to invest the Sub-strategy’s assets principally in the common stock of micro capitalization companies, which Penn Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

Penn Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

Penn Capital may sell securities for a variety of reasons, such as when a security’s price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer’s management, among other reasons.

International Fund

Under normal circumstances, the International Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the International Fund’s 80% policy, equity securities consist of common stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, and derivatives with economic characteristics similar to equity securities. The International Fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US IMI Index, and may invest more than 25% of its net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The International Fund may invest in companies of any size. The International Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the International Fund’s investment objective, Callan LLC (the “Adviser”), the International Fund’s investment adviser, considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The International Fund principally invests in securities issued by foreign issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The International Fund uses a “multi-manager” approach, whereby the Adviser allocates the International Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the International Fund, identifies sub-advisers to manage the International Fund’s assets according to those Sub-strategies, and allocates International Fund assets among sub-advisers to maintain the International Fund’s target Sub-strategy allocation. Each sub-adviser invests the portion of the International Fund’s assets allocated to it under the general supervision of the Adviser.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the International Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future International Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the International Fund’s assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the International Fund employs the following seven sub-advisers to manage separate Sub-strategies that, in the Adviser’s view, complement one another: SSGA Funds Management, Inc. (“SSGA FM”), MFS Investment Management (“MFS”), Marathon Asset Management LLP (“Marathon-London”), Acadian Asset Management LLC (“Acadian”), Sprucegrove Investment Management Ltd. (“Sprucegrove”), William Blair Investment Management, LLC (“William Blair”) and Lazard Asset Management LLC (“Lazard”). The Adviser seeks, through its allocation among Sub-strategies, to outperform the International Fund’s benchmark with a similar level of risk. Each of the eight Sub-strategies is described below:

Passive International Equity: SSGA FM manages the portion of the International Fund’s assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI World ex-US Index. The MSCI World ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the MSCI World ex-US Index, including depositary receipts of such companies, and futures contracts that are designed to track the MSCI World ex-US Index. SSGA FM does not manage the Sub-strategy’s assets according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSGA FM utilizes a “passive” investment approach, attempting to replicate the investment performance of the MSCI World ex-US Index through automated statistical analytic procedures.

SSGA FM seeks to replicate the performance of the MSCI World ex-US Index by investing in the constituent securities of the MSCI World ex-US Index in approximately their MSCI World ex-US Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI World ex-US Index in proportions expected to replicate generally the performance of the MSCI

World ex-US Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI World ex-US Index.

SSGA FM may sell stocks that are represented in the MSCI World ex-US Index, or purchase stocks that are not yet represented in the MSCI World ex-US Index, in anticipation of their removal from or addition to the MSCI World ex-US Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI World ex-US Index. SSGA FM might do so in order to increase the International Fund’s investment exposure pending investment of cash in the stocks comprising the MSCI World ex-US Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI World ex-US Index in situations where it intends to sell a portion of the stocks in the International Fund’s portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI World ex-US Index’s currency exposures.

Active International Equity #1: MFS manages the portion of the International Fund’s assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy’s assets in common stocks issued by companies in the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a significant percentage of the Sub-strategy’s assets in issuers in a single industry, sector, country, or region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy’s assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses an active bottom-up investment approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

Active International Equity #2: Marathon Asset Management LLP (“Marathon-London”) manages the portion of the International Fund’s assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI ACWI ex-US Index (net of dividends and withholding taxes) over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 46 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy’s assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets. Marathon-London may also purchase forward currency contracts for hedging purposes.

Marathon-London’s investment philosophy is based on its “capital cycle” approach to investment. The central idea of capital cycle investing is the observation that competition, unless restricted by some barrier, will increase in industries where return on investment is high. In turn, in Marathon-London’s view, this increased competition is likely to cause the average return on investment for that industry to decline. Marathon-London believes that, in contrast, competition is likely to decrease in industries where the return on investment falls below the cost of capital - eventually leading to increased returns on investment. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company’s stock.

This investment philosophy guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. The investment philosophy is intrinsically contrarian. Given the long-term nature of the capital cycle, Marathon-London’s investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London’s valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management’s attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

Active International Equity #3: Sprucegrove Investment Management Ltd. (“Sprucegrove”) manages the portion of the International Fund’s assets allocated to the Active International Equity #3 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, Sprucegrove will seek to invest the Sub-strategy’s assets in a diversified portfolio of common stocks of foreign companies, including companies in emerging markets, which Sprucegrove believes have the potential for long-term capital appreciation.

In selecting investments for the Sub-strategy, Sprucegrove emphasizes a “value” investment style, investing in companies that Sprucegrove believes have a history of above average financial performance, secure financial position, reputable management, and growth opportunity in terms of sales, earnings, and share price. Sprucegrove selects individual securities using a bottom-up, research driven approach. Country and sector allocation result from Sprucegrove’s stock-selection process.

Sprucegrove considers selling a security when its price has appreciated above what Sprucegrove believes the security is worth or when the company’s quality has deteriorated according to Sprucegrove’s assessment.

Active Emerging Markets Equity #1: Acadian manages the portion of the International Fund’s assets allocated to the Active Emerging Markets Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 26 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets in stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that:

●	Have their principal securities trading market in an emerging market country;

●	Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging market countries; or

●	Are organized under the laws of, and have a principal office in, an emerging market country.

Acadian considers an “emerging market country” to be any country in the MSCI Emerging Markets Index. Acadian intends to focus the Sub-strategy’s investments in those emerging market countries that it believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.

As markets in other countries develop, Acadian expects to expand and further diversify the emerging market countries in which it invests. Acadian may also invest in securities of companies located in industrialized countries.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active Emerging Markets Equity #2: William Blair Investment Management, LLC (“William Blair”) manages a portion of the Fund’s assets allocated to the Active Emerging Markets Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to outperform the MSCI Emerging Markets Index consistently over time. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 26 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, William Blair will seek to invest the Sub-strategy’s assets in emerging markets securities. William Blair intends to invest primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes, that William Blair believes have above-average growth, profitability and quality characteristics. William Blair will seek investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution. William Blair considers emerging market companies to be companies organized under the laws of an emerging market country or that have securities traded principally on an exchange or over-the-counter in an emerging market country. For purposes of the Sub-Strategy, emerging markets currently include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Sub-Strategy’s investments are normally allocated among at least six different countries and no more than 50% of the Sub-strategy’s equity holdings may be invested in securities of issuers in one country at any given time.

In choosing investments, William Blair will perform fundamental company analysis and will focus on stock selection. William Blair generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons. William Blair will vary the sector and geographic diversification based upon William Blair’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, William Blair will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

Active International Small Cap Equity #1: Acadian Asset Management LLC (“Acadian”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index that captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets primarily in small capitalization stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in international developed markets, which Acadian considers to be companies that: have their principal securities trading market in an international developed country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in international developed countries; or are organized under the laws of, and have a principal office in, an international developed country. Acadian considers an “international developed country” to be any country in the MSCI EAFE Small-Cap Index plus Canada.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active International Small Cap Equity #2: Lazard Asset Management LLC (“Lazard”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada.

Under normal circumstances, Lazard will seek to invest the Sub-strategy’s assets in a broad investment universe of local non-U.S. stocks and depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, real estate investment trusts, warrants and rights.

In selecting investments for the Sub-strategy, Lazard employs a core, bottom-up approach while avoiding unwanted top-down or macro exposures. Stocks are selected using an active, quantitatively based investment process that evaluates each company on a daily basis relative to global peers. Each company in the investable universe is measured daily in terms of its growth potential, valuation, market sentiment and financial quality. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, and beta.

Fixed Income Fund

Under normal circumstances, the Fixed Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the Fixed Income Fund’s 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities consisting of credit card loans and auto loans; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The Fixed Income Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The Fixed Income Fund intends to invest more than 25% of its net assets in U.S. government securities. The Fixed Income Fund principally invests in securities issued by domestic and foreign issuers. Callan LLC (the “Adviser”), the Fixed Income Fund’s investment adviser, considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The Fixed Income Fund may invest in both investment-grade and high yield securities (also known as “junk bonds”). Investment grade securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”). High yield securities are those securities rated C through Ba1 by Moody’s or equivalently rated by S&P and Fitch, which are lower than investment grade. The Fixed Income Fund may invest in high yield securities of any credit rating. The Fixed Income Fund may also invest in unrated securities which are determined by the Adviser or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The Fixed Income Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fixed Income Fund’s assets among a number of sub-advisers with differing investment philosophies and strategies (each, a “Sub-strategy”). The Adviser determines the target Sub-strategy allocation for the Fixed Income Fund, identifies sub-advisers to manage the Fixed Income Fund’s assets according to those Sub-strategies, and allocates Fixed Income Fund assets among sub-advisers to maintain the Fixed Income Fund’s target Sub-strategy allocation. Each sub-adviser invests the portion of the Fixed Income Fund’s assets allocated to it under the general supervision of the Adviser.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fixed Income Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fixed Income Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms.

As of the date of this prospectus, the Fixed Income Fund employs the following four sub-advisers to each manage a separate Sub-strategy that, in the Adviser’s view, complements the other Sub-strategies: SSGA Funds Management, Inc. (“SSGA FM”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Payden & Rygel, and Credit Suisse Asset Management, LLC (“Credit Suisse”). The Adviser seeks, through its allocation among Sub-strategies, to outperform the Fixed Income Fund’s benchmark with a similar level of risk. Each of the four Sub-strategies is described below:

Passive Fixed Income: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fixed Income Fund’s assets allocated to the Passive Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities that are included in the Bloomberg Barclays U.S. Aggregate Bond Index.

SSGA FM will employ a stratified sampling approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Bloomberg Barclays U.S. Aggregate Bond Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy’s portfolio securities may differ from those of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Sub-strategy may not track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the Sub-strategy and the Bloomberg Barclays U.S. Aggregate Bond Index are valued. SSGA FM may sell a security pursuant to changes in the Bloomberg Barclays U.S. Aggregate Bond Index composition and for routine portfolio rebalancing.

Active Core Fixed Income: Loomis Sayles manages the portion of the Fixed Income Fund’s assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Bloomberg Barclays U.S. Aggregate

Bond Index consistently over time. No assurances can be given that this objective will be achieved. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles seeks to invest the Sub-strategy’s assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, corporate bonds issued by U.S. and foreign companies, taxable municipal securities, residential and commercial mortgage-backed securities and other asset-backed securities consisting of credit card loans and auto loans, and mortgage dollar rolls. In pursuing the Fixed Income Fund’s investment objective, Loomis Sayles seeks to outperform the Bloomberg Barclays U.S. Aggregate Bond Index consistently over time while maintaining a level of risk close to that of the Index. The Bloomberg Barclays U.S. Aggregate Bond Index is well known and reflects the government, mortgage and corporate markets that make up the largest portion of Loomis Sayles’ investment grade bond universe.

In Loomis Sayles’ view, the fixed income markets are inefficient, often mispricing risk and overreacting to news and corporate and market events, as well as technical supply and demand factors. Loomis Sayles believes that these inefficiencies may provide effective active investors with opportunities to generate risk-adjusted performance in excess of the benchmark.

Loomis Sayles’ investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Bloomberg Barclays U.S. Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

Emerging Markets Fixed Income: Payden & Rygel manages the portion of the Fixed Income Fund’s assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the JP Morgan Global Diversified Emerging Markets Bond Index (the “JPM EMBI Index”) consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging market countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel seeks to invest the Sub-strategy’s assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock.

Under normal market conditions, Payden & Rygel intends to invest a substantial portion of the Sub-strategy’s assets in the above fixed income instruments and income-producing securities issued by issuers organized or headquartered in emerging market countries. Payden & Rygel considers an emerging market country to be a country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy. Payden & Rygel may invest up to 20% of the Sub-strategy’s assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.

Under normal market conditions, Payden & Rygel intends to invest a substantial portion of the Sub-strategy’s assets in debt securities that are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden & Rygel determines to be of comparable quality.

A majority of the debt securities in which Payden & Rygel invests are payable in U.S. dollars. However, Payden & Rygel may also invest in debt securities payable in foreign currencies, and may hedge this foreign currency exposure to the U.S. dollar. Payden & Rygel may invest the Sub-strategy’s assets in debt securities of any maturity, and there is no limit on the Sub-strategy’s minimum or maximum average portfolio maturity.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging market debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country’s business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Components of Payden’s bottom-up security selection process include:

●

External debt: Sovereign cash bond yield curve analysis (dollar and euro), inter-country spread relationships, corporate cash bond yield curve analysis, and fundamental corporate research (investment grade and high yield).

●

Local markets: Analysis of current and historic curve shapes, and the relative yields implied by investing in the various instruments that can be used in any one country (nominal cash bonds, inflation-linked cash bonds, corporate bonds, interest rate swaps and currency forwards).

Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, credit-linked notes, currency swaps, structured notes, futures contracts and forward contracts. In addition, it may sell credit default swaps. Interest rate swaps may be used to hedge positions and to enhance returns, while securities index swaps, credit default swaps, credit-linked notes, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fixed Income Fund returns and manage overall risk.

Payden & Rygel’s risk exposures, each country’s economic/political fundamentals, and all corporate bond positions are continually monitored; any change in Payden & Rygel’s view of a position’s fundamentals or relative value can lead to a decision to sell the position.

Active Senior Loans: Credit Suisse manages the portion of the Fund’s assets allocated to the Active Senior Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index over a full market cycle. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal market conditions, Credit Suisse will seek to invest the Sub-strategy’s assets primarily in fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s and BB or lower by S&P), or, if unrated, are deemed by Credit Suisse to be of comparable quality. Securities rated Ba or lower by Moody’s and BB or lower by S&P are commonly considered the equivalent of “junk bonds”. The high yield, fixed income securities in which the Fund will invest will consist entirely of senior secured floating rate loans (“Senior Loans”) issued by non-investment-grade companies and principally include floating rate loans and notes, high yield corporate bonds and notes, convertible bonds and preferred stocks and equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer’s capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below-investment-grade credit ratings and therefore are considered speculative because of the significant credit risk of their issuers. Credit Suisse may invest up to 30% of the Sub-strategy’s assets in securities of non-U.S. issuers. Credit

Suisse seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the Fund based on an analysis of individual issuers and the general business conditions affecting them. The Fund will generally not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below for Moody’s and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody’s and S&P, respectively.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

In choosing investments, Credit Suisse’s portfolio managers:

●

continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

●	analyze business conditions affecting investments, including

■	changes in economic activity and interest rates

■	availability of new investment opportunities

■	economic outlook for specific industries

●	seek to moderate risk by investing among a variety of industry sectors and issuers

Credit Suisse’s portfolio managers may sell investments for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This prospectus describes the Funds’ principal investment strategies and risks, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goal.

The Funds’ Principal Risks

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser and the sub-advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment managers do, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Active Management Risk (All Funds) — Each Fund’s sub-strategies, other than the sub-strategy managed by SSGA FM, are actively managed. Each Fund is subject to the risk that the sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, an investment in the Fund could decline in value or the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Allocation Risk (All Funds) — Pursuant to its investment objective, each Fund’s assets will be allocated to various Sub-strategies. Depending on the investment program of a particular Sub-strategy and its sub-adviser, the Sub-strategy may invest in a wide range of investments ranging from stocks and corporate bonds issued by domestic and foreign companies of all sizes in diverse industries, government bonds from developed and emerging countries, other fixed and floating rate debt securities and derivatives, among other investments. Further, each Sub-strategy may be managed pursuant to a particular investment style, such as growth, value or indexing. Given the various investment styles it can choose from in determining which Sub-strategies to which to allocate a Fund’s assets, and the wide scope of the many investments a sub-adviser can make for a particular Sub-strategy, the Adviser could be wrong in determining the combination of investments, Sub-strategies or sub-advisers that produce good returns under changing market conditions. The Funds could miss attractive investment opportunities if the Adviser underweights allocations to Sub-strategies that invest in markets that subsequently experience significant returns and could lose value if the Adviser overweights allocations to Sub-strategies that invest in markets that subsequently experience significant declines.

Asset-Backed Securities Risk (Fixed Income Fund) — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Below Investment Grade Securities (Junk Bonds) Risk (Fixed Income Fund) —
Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Common Stock Risk (Large Cap Fund, Small Cap Fund and International Fund) — The price of common stocks may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks held by the Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of common stock issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Convertible Securities and Preferred Stocks Risk (Large Cap Fund, International Fund and Fixed Income Fund) — Convertible securities are bonds, debentures, notes,

preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

Corporate Fixed Income Securities Risk (Fixed Income Fund) — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit-Linked Notes Risk (Fixed Income Fund) — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund’s investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Credit Risk (Fixed Income Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency Risk (Large Cap Fund, International Fund and Fixed Income Fund) — Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Depositary Receipts Risk (Large Cap Fund and International Fund) — American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Derivatives Risk (All Funds) — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by a Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of an investment in the Fund to decrease. Credit-Linked Notes Risk is discussed in further detail above, and Forward Contracts Risk, Futures Risk, and Swap Agreements Risk are each discussed in further detail below.

Exchange-Traded Funds (“ETFs”) Risk (Large Cap Fund) — ETFs are investment companies whose shares are bought and sold on a securities exchange. The risks of owning shares of an ETF generally reflect the same risks as owning the underlying securities that the ETF is designed to track. Supply and demand for shares of an ETF or market disruptions may cause the ETF to trade at a premium or discount to the net asset value of its investments. By investing in an ETF, the Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations.

Extension Risk (Fixed Income Fund) — Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market Risk (Fixed Income Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these market conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk (Large Cap Fund, International Fund and Fixed Income Fund) — Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign issuers may not be registered with the SEC and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.

An emerging market country is any country determined by a Fund’s sub-adviser to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Sovereign Debt Securities Risk (Fixed Income Fund) — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there may be no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts Risk (International Fund and Fixed Income Fund) — A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) leverage risk; (ii) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (iii) an illiquid market for forwards; (iv) difficulty in obtaining an accurate value for the forwards; and (v) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forward contracts are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section. Forward currency contracts are also subject to currency risk, which is described elsewhere in this section.

Futures Contracts Risk (All Funds) — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Geographic Concentration Risk (International Fund) — Since the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Growth Investing Risk (Large Cap Fund, Small Cap Fund and International Fund) —
The Funds may invest in securities of companies that the Adviser or a sub-adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, these may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk (Large Cap Fund) — The Fund may invest significantly in the healthcare sector. The profitability of healthcare companies may be adversely affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Information Technology Sector Risk (Large Cap Fund) — The Fund may invest significantly in the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk (Fixed Income Fund) — Interest rate risk is the risk that the Fund’s yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. Government securities, in which the Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Investment in Europe Risk (International Fund) — The Fund may invest in securities of European issuers. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

In June 2016, the United Kingdom voted in an advisory referendum to leave the EU. The precise timeframe, details and the resulting impact of the United Kingdom’s vote to leave the EU, commonly referred to as “Brexit,” are uncertain. The United Kingdom’s economy may be adversely affected. There has been increased volatility experienced in the wake of the decision, including in various currencies, which may be sustained for some period of time and may have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

Investment in Japan Risk (International Fund) — The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

Investment Style Risk (All Funds) — Investment style risk is the risk that a Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

Large Capitalization Companies Risk (Large Cap Fund and International Fund) — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (All Funds) — A Fund’s investment in futures contracts, forward contracts and swaps may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement Risk (All Funds) — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (All Funds) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk (All Funds) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Model and Data Risk (Large Cap Fund) — Quantitative models and information, and data supplied by third parties (“Models and Data”), are used to construct sets of transactions and investments, and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Fund may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. The Fund bears the risk that the quantitative models used will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, model prices and outputs may be evaluated versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and such omissions are not successfully addressed through testing and evaluation and the models are not modified accordingly, major losses may result. New models may be added and existing models used for the Fund may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

Momentum Style Risk (Large Cap Fund) — Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross- section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Mortgage-Backed Securities Risk (Fixed Income Fund) — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities in which the Fund invests may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Government. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Mortgage Dollar Rolls Risk (Fixed Income Fund) — The Fund may invest in mortgage dollar rolls, which are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Multi-Manager Risk (All Funds) — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Municipal Securities Risk (Fixed Income Fund) — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not invest in municipal obligations to the same degree as the Fund. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund’s securities.

Passive Sub-strategy Risk (All Funds) — Each Fund’s Sub-strategy managed by SSGA FM is not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. This differs from an actively managed strategy, which typically seeks to outperform a benchmark index.

As a result, each such Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, the Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

Portfolio Turnover Risk (Small Cap Fund and Fixed Income Fund) — Due to their investment strategies, the Funds may buy and sell securities frequently. Such strategies often involve higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains) realized by the Funds. Shareholders may pay tax on such capital gains.

Prepayment Risk (Fixed Income Fund) — The Fund’s investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

REIT Risk (Large Cap Fund) — By investing in REITs indirectly through the Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended.

Rights and Warrants Risk (Large Cap Fund) — The holder of a right or warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the right or warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Sector Concentration Risk (Large Cap Fund) — At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

Senior Loans/Bank Loans Risk (Fixed Income Fund) — Senior loans have the most senior position in a borrower’s capital structure or share this position with other senior debt securities of the borrower, thereby giving the senior loan holders a priority claim on all or a portion of a borrower’s assets in the event of default. Senior loans generally are negotiated between a borrower and one or more financial institution lenders which generally are represented by an agent bank responsible for negotiating the terms and conditions of the loan. The Fund may invest in senior loans by acting as one of the group of original lenders. The Fund may also participate in senior loans by purchasing assignments of portions of senior loans from third parties or by investing in participations in senior loans which are sometimes referred to as bank loans. With respect to direct loans or loans purchased by assignment, the Fund generally has a contractual relationship with the borrower and therefore direct rights against the borrower in the event of a default. With respect to participations, the Fund typically has a contractual right with the lender, generally a bank selling the participation, and therefore assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender’s loan to the borrower. Certain senior loans, including certain participations in senior loans, may be illiquid and the Fund may not be able to sell such senior loans quickly for a fair price. While a liquid secondary market for senior loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Transactions involving senior loans have significantly longer settlement periods than more traditional investments and often involve borrowers whose financial condition is troubled or highly leveraged. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of senior loans are generally subject to the contractual restrictions that must be satisfied before a senior loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell senior loans, may negatively impact the transaction price and/or may result in delayed settlement of senior loan transactions. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the Fund’s ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a senior loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Small and Medium Capitalization Companies Risk (Small Cap Fund and International Fund) — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Structured Notes Risk (Fixed Income Fund) — Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Swap Agreements Risk (Fixed Income Fund) — Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively).

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). A credit default swap is also subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

Tracking Error Risk (All Funds) — A Sub-strategy of each Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Sub-strategy’s ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Sub-strategy may not achieve its goal of accurately correlating to an index because a Fund will have expenses such as brokerage, custody, management fees and other operational costs. A Fund may be subject to the risk that the performance of the Sub-strategy may deviate from the benchmark index it attempts to track. If the Fund’s sub-adviser purchases only a representative portion of the securities in the benchmark index, the performance of the Sub-strategy’s portfolio of securities advised by such sub-adviser may not match that of the benchmark index. Depending on the sub-adviser’s approach and the size of the Fund, the representative sample of securities in the benchmark index that are actually held by the Sub-strategy may vary from time to time. In addition, a Fund may be subject to the risk that its investment approach, which attempts to replicate the performance of the benchmark index, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. Government Securities Risk (Fixed Income Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Valuation Risk (Fixed Income Fund) — The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the Fund.

Value Investing Risk (Large Cap Fund, Small Cap Fund and International Fund) —
Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, a Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Information about Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

Investment Adviser and Portfolio Managers

Callan LLC (the “Adviser”), an independently-owned investment consulting firm founded in 1973, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111. As of December 31, 2019, the Adviser had approximately $27.85 billion in assets under management.

The Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios, and subject to review and approval by the Board of Trustees (the “Board”), sets the Funds’ overall investment strategies. For its advisory services to each Fund, the Adviser is entitled to a fee (the “Advisory Fee”) that is computed as follows: (i) the assets of each Fund will be combined with the portion of the assets of the other series of the Trust, which are offered in a different prospectus, that are invested in investment companies sponsored by third parties to determine the “Fund Asset Base” and (ii) each Fund will pay the Adviser its pro rata share of the total fee calculated by applying the following fee schedule to the Fund Asset Base:

●	0.05% on the first $4,000,000,000 in assets;

●	0.04% on assets between $4,000,000,001 and $7,000,000,000;

●	0.03% on assets between $7,000,000,001 and $10,000,000,000; and

●	0.025% on assets over $10,000,000,000.

The Advisory Fee is computed and accrued daily and paid monthly in arrears.

For the fiscal year ended December 31, 2019, each Fund paid the Adviser an Advisory Fee based on its average daily assets, at the annual rate set forth below:

Fund	Fee
KP Large Cap Equity Fund	0.04%
KP Small Cap Equity Fund	0.04%
KP International Equity Fund	0.04%
KP Fixed Income Fund	0.04%

Portfolio Managers:

Gregory C. Allen is the CEO, Chief Research Officer and Co-Portfolio Manager of the Adviser. Mr. Allen has been with the Adviser for 31 years and has 31 years of investment industry experience.

Ivan “Butch” Cliff, CFA, is an Executive Vice President and Director of Investment Research and Co-Portfolio Manager of the Adviser. Mr. Cliff has been with the Adviser for 30 years and has 32 years of investment industry experience.

Mark Andersen, is a Senior Vice President and Co-Portfolio Manager of the Adviser. Mr. Andersen has been with the Adviser for 13 years and has 23 years of investment industry experience.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ Annual Report dated December 31, 2019, which covers the period from January 1, 2019 through December 31, 2019.

Investment Sub-Advisers and Portfolio Managers

Manager-of-Managers Structure: The Adviser acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds, since it allocates each Fund’s assets to the sub-advisers and recommends hiring or changing sub-advisers to the Board. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit the investment advisory fees paid by the Funds to the Adviser to be increased or the Adviser’s obligations under the Funds’ investment advisory agreement, including the Adviser’s responsibility to monitor and oversee the sub-advisory services furnished to each Fund, to be materially changed without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of a Fund or the Adviser, except for sub-advisory agreements with a direct or indirect wholly-owned subsidiary of the Adviser or any future parent company of the Adviser (a “Wholly-Owned Sub-adviser”), require shareholder approval. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Multi-Manager Exemptive Order: The Funds and the Adviser have obtained an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Adviser, subject to certain conditions, to select new sub-advisers, including Wholly-Owned Sub-advisers, with the approval of the Board but without obtaining shareholder approval. Any change to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by a Fund is required to be approved by the shareholders of that Fund. The order also permits the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. The order also permits each Fund to disclose the fees paid to its sub-advisers only in the aggregate in its registration statement. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of the retention of a new sub-adviser for a Fund, shareholders of the Fund will receive notification of the change.

Information on Sub-Advisory Fees and Total Management Fees: In addition to the fee payable by each Fund to the Adviser, each Fund pays fees to its sub-advisers. For each Fund, each sub-adviser receives a fee based on a specified percentage of the portion of the Fund’s assets allocated to the sub-adviser. The total management fees shown in each Fund’s fee table (in the summary section of this prospectus) are computed by summing (i) the aggregate fees paid to the sub-advisers and (ii) the fee paid to the Adviser, each during the Fund’s most recently completed fiscal year. Asset allocations and fees payable to a Fund’s sub-advisers may vary and, consequently, the total management fees payable will fluctuate and may be higher or lower than that shown in a Fund’s fee table. The fees payable to each sub-adviser and the Adviser are computed daily and paid monthly.

Sub-Advisers and Portfolio Managers

The Adviser has entered into a sub-advisory agreement with each of its sub-advisers. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the sub-advisers for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors each sub-adviser’s adherence to its investment style.

A discussion regarding the basis of the Board’s approval of the investment sub-advisory agreements between the Adviser and Credit Suisse, the Adviser and Sprucegrove, the Adviser and Lazard and the Adviser and Acadian is available in the Funds’ Semi-Annual Report dated June 30, 2019, which covers the period from January 1, 2019 through June 30, 2019. A discussion regarding the basis of the Board’s approval of the investment sub-advisory agreements between the Adviser and the remaining sub-advisers is available in the Funds’ Annual Report dated December 31, 2019, which covers the period from January 1, 2019 through December 31, 2019.

The following provides additional information about each sub-adviser and the portfolio managers who are responsible for the day-to-day management of each sub-adviser’s allocation.

KP Large Cap Equity Fund

AQR Capital Management, LLC, Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2019, AQR had approximately $186 billion in assets under management.

Portfolio Managers:

Michele L. Aghassi, Ph.D., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2015 and has been with AQR since 2005. Dr. Aghassi serves as portfolio manager for the firm’s equity strategies. Dr. Aghassi earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts of Technology.

Andrea Frazzini, Ph.D., M.S., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2015. Dr. Frazzini joined AQR in 2008 and is the Head of AQR’s Global Stock Selection Team. Dr. Frazzini earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.

Ronen Israel, M.A., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2020. Mr. Israel joined AQR in 1999 and is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania and an M.A. in mathematics from Columbia University.

Lars N. Nielsen, M.Sc., Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AQR since 2020. Mr. Nielsen joined AQR in 2000 and is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Nielsen earned a B.Sc. and an M.Sc. in economics from the University of Copenhagen.

MFS Investment Management, 111 Huntington Avenue, Boston, Massachusetts 02199, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2019, MFS had approximately $526 billion in assets under management.

Portfolio Managers:

Katherine Cannan, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since December 2019. Ms. Cannan has been with MFS for 7 years and has 12 years of investment industry experience.

Nevin Chitkara, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014. Mr. Chitkara has been with MFS for 22 years and has 27 years of investment industry experience.

Steven Gorham, CFA, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014. Mr. Gorham has been with MFS for 30 years and has 30 years of investment industry experience.

Effective December 31, 2020, Steven Gorham will no longer be a portfolio manager of the Fund.

PanAgora Asset Management, Inc., One International Place, 24th Floor, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2019, PanAgora had approximately $43.53 billion in assets under management.

Portfolio Managers:

George D. Mussalli, CFA, Chief Investment Officer and Head of Research, Equity, has managed the portion of the Fund’s assets allocated to PanAgora since 2015. Mr. Mussalli has been with PanAgora for 16 years and has 24 years of investment industry experience.

Jaime Lee, Ph.D., Managing Director – Dynamic Equity Team and Portfolio Manager, has managed the portion of the Fund’s assets allocated to PanAgora since 2015. Dr. Lee has been with PanAgora for 4 years and has 16 years of investment industry experience.

SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2019, SSGA FM had approximately $586.30 billion in assets under management.

Portfolio Managers:

Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team and is a voting member on the firm’s Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. He is also a former member of the Russell Index Client Advisory Board.

Michael Finocchi is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. Prior to assuming his current role in March 2012, Mr. Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds managed by the Global Equity Beta Solutions Group. Before joining SSGA in 2005, he worked for Investors Bank & Trust as a senior tax analyst following his role in custody servicing BGI. Mr. Finocchi holds a Master of Business Administration with a concentration in Finance from Boston University’s Questrom School of Business as well as a Bachelor of Arts in History and Business Studies from Providence College.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior

Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of December 31, 2019, T. Rowe Price had approximately $1.21 trillion in assets under management.

Portfolio Manager:

Taymour R. Tamaddon, Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to T. Rowe Price since January 1, 2017. Mr. Tamaddon has been with T. Rowe Price for 15 years and has 16 years of investment industry experience.

Taymour Tamaddon is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. Mr. Tamaddon is the lead portfolio manager for the US Large-Cap Growth Equity Strategy in the U.S. Equity Division. Mr. Tamaddon is a vice president and Investment Advisory Committee member of the Health Sciences, Mid-Cap Growth, New America Growth, Growth Stock, Blue Chip Growth, and Capital Appreciation Funds and the Tax-Efficient Funds, Inc. Mr. Tamaddon is also a vice president of the T. Rowe Price Institutional International Funds, Inc., and the T. Rowe Price International Funds, Inc. Mr. Tamaddon joined the firm in 2004 after serving as a summer intern with T. Rowe Price in 2003, covering the eye care industry. Prior to this, Mr. Tamaddon was employed by Amazon.com in the areas of finance and merchandising. Mr. Tamaddon was also a consultant with Booz Allen and Hamilton, specializing in the energy industry. Mr. Tamaddon earned a B.S. in applied physics, cum laude, from Cornell University. Mr. Tamaddon also holds an M.B.A. from the Tuck School of Business at Dartmouth, where he was an Edward Tuck Scholar with high distinction. Mr. Tamaddon has also earned the Chartered Financial Analyst designation.

KP Small Cap Equity Fund

Aristotle Capital Boston, LLC, One Federal Street, 36th Floor, Boston, MA 02110, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity

Fund. As of December 31, 2019, Aristotle Boston had approximately $3.82 billion in assets under management.

Portfolio Managers:

David Adams, CFA, Principal, CEO and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Aristotle Boston since 2015. Mr. Adams has been with Aristotle Boston since 2014 and has over 25 years of industry experience. Prior to joining Aristotle Boston, Mr. Adams was a Managing Director and Portfolio Manager with Eagle Boston Investment Management, LLC (“Eagle Boston”) from 2006 to 2014.

John (Jack) McPherson, CFA, Principal, President and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Aristotle Boston since 2015. Mr. McPherson has been with Aristotle Boston since 2014 and has over 25 years of industry experience. Prior to joining Aristotle Boston, Mr. McPherson was a Managing Director and Portfolio Manager with Eagle Boston from 2006 to 2014.

CastleArk Management LLC, 1 North Wacker Drive, Suite 3950, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2019, CastleArk had approximately $3.0 billion in assets under management.

Portfolio Managers:

James Stark, Vice President and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to CastleArk since the Fund’s inception in 2014. Mr. Stark has been with CastleArk for 12 years.

Gregory Baxter, Vice President and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to CastleArk since the Fund’s inception in 2014. Mr. Baxter has been with CastleArk for 12 years.

Columbus Circle Investors, Metro Center, One Station Place, Stamford, Connecticut 06902, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2019, CCI had approximately $2.4 billion in assets under management.

Portfolio Managers:

Christopher Corbett, CFA, Managing Director and Portfolio Manager has managed the portion of the Fund’s assets allocated to CCI since 2017. Mr. Corbett has been with CCI for 14 years and has 25 years of investment industry experience.

Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to CCI since the Fund’s inception in 2014. Mr. Fox has been with CCI for 28 years and has 38 years of investment industry experience.

Michael Iacono, CFA, Senior Managing Director and Portfolio Manager–Mid Cap, has managed the portion of the Fund’s assets allocated to CCI since the Fund’s inception in 2014. Mr. Iacono has been with CCI for 23 years and has 24 years of investment industry experience.

Marc Shapiro, Senior Vice President and Co-Portfolio Manager has managed the portion of the Fund’s assets allocated to CCI since 2019. Mr. Shapiro has been with CCI for 15 years and has 16 years of investment industry experience.

DePrince Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, Florida 32789, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2019, DRZ had approximately $3.56 billion in assets under management.

Portfolio Managers:

Gregory T. Ramsby, Managing Partner and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to DRZ since the Fund’s inception in 2014. Mr. Ramsby has been with DRZ for 24 years.

Randy A. Renfrow, CFA, Partner and Co-Portfolio Manager, has managed the portion of the Fund’s assets allocated to DRZ since the Fund’s inception in 2014. Mr. Renfrow has been with DRZ for 12 years.

Penn Capital Management Company, Inc., Navy Yard Corporate Center, 1200 Intrepid Avenue, Suite 400, Philadelphia, PA 19112, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2019, Penn Capital had approximately $2.7 billion in assets under management.

Portfolio Managers:

Richard A. Hocker, Founder, Chief Investment Officer and Chief Executive Officer, has managed the portion of the Fund’s assets allocated to Penn Capital since 2015. Mr. Hocker founded Penn Capital in 1987 and has over 40 years of industry experience.

J. Paulo Silva, CFA, Senior Managing Partner, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Penn Capital since 2015. Mr. Silva has been with Penn Capital for almost 18 years and has approximately 18 years of industry experience.

SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2019, SSGA FM had approximately $586.30 billion in assets under management.

Portfolio Managers:

Raymond Donofrio is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Mr. Donofrio is currently responsible for managing various equity index funds, with both domestic and international strategies. Prior to his current role, Mr. Donofrio was an analyst for SSGA’s Strategy and Research Group within the Global ETF Group. He began his career as an associate within the Investment Operations team at SSGA, where he supported the portfolio managers of the Global Equity Beta Solutions Group, mainly focusing on international strategies. Mr. Donofrio received his Bachelor of Science in Financial Services from Bryant University and his Master of Business Administration with a concentration in Finance from Boston University’s Questrom School of Business.

Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team and is a voting member on the firm’s Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. He is also a former member of the Russell Index Client Advisory Board.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Walthausen & Co., LLC, 2691 Route 9, Suite 102, Malta, New York 12020, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of December 31, 2019, Walthausen had approximately $907 million in assets under management.

Portfolio Managers:

Gerard Heffernan, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Walthausen since 2018. Mr. Heffernan joined Walthausen in February 2018. Previously, he was a portfolio manager with Lord Abbett & Co. from 1998 to 2013 specializing in small cap value equities.

John Walthausen, Managing Director, Chief Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Walthausen since the Fund’s inception in 2014. Mr. Walthausen has been with Walthausen for 12 years.

KP International Equity Fund

Acadian Asset Management LLC, 260 Franklin Street, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2019, Acadian had approximately $102.1 billion in assets under management.

Portfolio Managers:

Brendan Bradley, Ph.D., Executive Vice President and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014. Mr. Bradley has been with Acadian for 15 years and has 21 years of investment industry experience.

Harry Gakidis, Ph.D., Senior Vice President and Lead Portfolio Manager, Core, has managed the portion of the Fund’s assets allocated to Acadian since 2014.

Ryan D. Taliaferro, Ph.D., Senior Vice President and Director, Equity Strategies, has managed the portion of Fund’s assets allocated to Acadian since 2017. Mr. Taliaferro joined Acadian in 2011 as the lead portfolio manager for Acadian’s Managed Volatility strategies.

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, serves as an investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2019, Lazard had approximately $222.9 billion in assets under management.

Portfolio Managers:

Paul Moghtader, CFA, is a Managing Director and Portfolio Manager/Analyst, leading Lazard’s Equity Advantage team. Mr. Moghtader began working in the investment field in 1992. Prior to joining Lazard in 2007, Mr. Moghtader was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors (SSgA). At SSgA, Mr. Moghtader was the senior manager responsible for the research and portfolio management of all multi-regional active quantitative equity strategies. Previously, Mr. Moghtader was an analyst at State Street Bank. He began his career at Dain Bosworth as a Research Assistant. Mr. Moghtader has a Master of Management from Northwestern University and a BA in Economics from Macalester College. Mr. Moghtader is a CFA® charterholder.

Taras Ivanenko, PhD, CFA, is a Director and Portfolio Manager/Analyst on Lazard’s Equity Advantage team. Mr. Ivanenko began working in the investment field in 1995. Prior to joining Lazard in 2007, Mr. Ivanenko was a Senior Portfolio Manager in the Global Active Equity group at SSgA. Earlier at SSgA, he was a Principal and Senior Application Development Architect in the Equity Systems group. Previously, Mr. Ivanenko was an Analyst in Quantitative Research and Trading Systems at Oxbridge Research. He has a Ph.D. in Physics from Massachusetts Institute of Technology and an Engineer-Physicist degree from Moscow Physical-Technical Institute. Mr. Ivanenko is a CFA® charterholder.

Ciprian Marin is a Director and Portfolio Manager/Analyst on Lazard’s Equity Advantage team. Mr. Marin began working in the investment field in 1997. Prior to joining Lazard in 2008, Mr. Marin was a Senior Portfolio Manager at SSgA, managing European, UK and Global funds. Prior to joining SSgA, Mr. Marin was a Quantitative Analyst at Citigroup. Previously, he was a quantitative research associate at Nikko Salomon Smith Barney. Mr. Marin has an MBA in Finance from the International University of Japan and a BS in International Economics from the Academy of Economic Studies Bucharest. Mr. Marin is a Certified Investment Adviser (UK).

Craig Scholl, CFA, is a Director and Portfolio Manager/Analyst on Lazard’s Equity Advantage team. Mr. Scholl began working in the investment field in 1984. Prior to joining Lazard in 2007, Mr. Scholl was a Principal and a Senior Portfolio Manager in the Global Active Equity group at SSgA. Previously, he was Managing Director of Public Equities for the Virginia Retirement System. Prior to that, Mr. Scholl was a pension investment manager for two large corporations. He also worked as a consultant at InterSec Research and a Vice President in data analytics at Lynch, Jones & Ryan. Mr. Scholl has a BS in Finance and Public Communications from Syracuse University. He is a member of the Boston Security Analysts Society. Mr. Scholl is a CFA® charterholder.

Susanne Willumsen is a Managing Director and Portfolio Manager/Analyst on Lazard’s Equity Advantage team. Ms. Willumsen began working in the investment field in 1993. Prior to joining Lazard in 2008, Ms. Willumsen was Managing Director, Head of Active Equities Europe at SSgA. Prior to joining SSgA, Susanne traded equity derivatives for the proprietary desk at Investcorp. Ms. Willumsen received an MSc in Shipping, Trade and Finance from City University and a BSc in Management Studies from the University of Surrey.

Peter Kashanek is a Director and Portfolio Manager/Analyst on Lazard’s Equity Advantage team. Mr. Kashanek began working in the investment field in 1994. Prior to joining Lazard in 2007, Mr. Kashanek was a Principal and a Portfolio Manager in the Global Active Equity group at SSgA. Previously, Mt. Kashanek was an investment analyst in the Institutional Equity Research Group at Bank of Montreal, where he focused on global energy companies. Prior to that, Mr. Kashanek was an Associate in the Global Equity Research Group at Deutsche Bank Securities. Mr. Kashanekl also worked at Reliant Energy in Houston as a member of its Corporate Development team. Mr. Kashanek has an MBA with a concentration in Finance from Vanderbilt University and a BA in Government from St. Lawrence University.

Alex Lai, CFA, is a Director and Portfolio Manager/Analyst on Lazard’s Equity Advantage team. Mr. Lai began working in the investment field in 2002. Prior to joining Lazard in 2008, Mr. Lai was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group SSgA. Prior to that, Alex was an investment-banking analyst at Lehman Brothers Asia in Hong Kong. He has an MSc in Finance from Boston College and a BBA (Hons) in Finance and Accounting from the University of Michigan, Ann Arbor. Mr. Lai is a CFA® charterholder.

Jason Williams, CFA, is a Director and Portfolio Manager/Analyst on Lazard’s Equity Advantage team. Mr. Williams began working in the investment field in 2001. Prior to joining Lazard in 2008, Mr. Williams was a Quantitative Portfolio Manager in the Pan European Active Equities group at SSgA. Earlier at SSgA, he was a Portfolio Analyst within Active European Operations. He has an MA in Finance and Investment from the University of Exeter and a BSc Honours in Mathematics from Coventry University. Mr. Williams is a CFA® charterholder and a member of the UK Society of Investment Professionals (UKSIP).

Marathon Asset Management LLP, Orion House, 5 Upper Street Martin’s Lane, London, United Kingdom, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2019, Marathon-London had approximately $60.697 billion in assets under management.

Portfolio Managers:

Neil Ostrer, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014. Mr. Ostrer has been with Marathon-London for 33 years and has 38 years of investment industry experience.

William Arah, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in

2014. Mr. Arah has been with Marathon-London for 32 years and has 37 years of investment industry experience.

Nick Longhurst, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014. Mr. Longhurst has been with Marathon-London for 16 years and has 25 years of investment industry experience.

Michael Godfrey, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014. Mr. Godfrey joined Marathon-London in 2012. Prior to joining Marathon-London, Mr. Godfrey worked at M&G Investments since 2004, where he was responsible for co-managing the Asian and Emerging Market Funds. Mr. Godfrey has also worked at Shell Pensions Management Services and Westpac Investment Management.

Charles Carter, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014. Mr. Carter has been with Marathon-London for 21 years and has 30 years of investment industry experience.

Robert Anstey, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception. Mr. Anstey joined Marathon-London in 2014. Prior to joining Marathon-London, Mr. Anstey worked at Hermes since 2001, where he was Head of US Equity responsible for managing the Hermes US Small and Mid Cap Equity Strategy. Mr. Anstey has also worked at Brown Brothers Harriman & Company and Bear Stearns. Mr. Anstey has 25 years of investment industry experience.

David Cull, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since March 2015. Mr. Cull joined Marathon-London in 2012 as an analyst supporting Michael Godfrey. Prior to joining Marathon-London, Mr. Cull worked at M&G Investments since 2006, where he was a Global Equity Analyst.

Simon Somerville, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since September 2016. Mr. Somerville joined Marathon-London in 2016. Prior to joining Marathon-London, Mr. Somerville worked at Jupiter Asset Management since 2005, where he was Head of Pan Asian Equities and responsible for managing all Japanese investments. Mr. Somerville has also worked at Cazenove where he was head of Japanese equities. Mr. Somerville has 29 years of investment industry experience.

Michael Nickson, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since March 2018. Mr. Nickson joined Marathon-London as a Global manager in 2012. Prior to joining Marathon-London, Mr. Nickson was employed by Majedie Asset Management and Odey

Asset Management as a Global Equities Portfolio Manager. Mr. Nickson began his investment career in 2003.

MFS Investment Management, 111 Huntington Avenue, Boston, Massachusetts 02199, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2019, MFS had approximately $526 billion in assets under management.

Portfolio Managers:

Filipe Benzinho, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since May 2016. Mr. Benzinho has been with MFS for 11 years and has 11 years of investment industry experience.

Daniel Ling, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014. Mr. Ling has been with MFS for 13 years and has 21 years of investment industry experience.

Sprucegrove Investment Management Ltd., 181 University Ave., Suite 1300, Toronto, ON, M5H 3M7, Canada, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2019, Sprucegrove had approximately $15 billion in assets under management.

Portfolio Managers:

Shirley Woo, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sprucegrove since 2017. Ms. Woo has been with Sprucegrove since 1993.

Arjun Kumar, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sprucegrove since 2017. Mr. Kumar has been with Sprucegrove since 2002.

SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2019, SSGA FM had approximately $586.30 billion in assets under management.

Portfolio Managers:

Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team and is a voting member on the firm’s Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. He is also a former member of the Russell Index Client Advisory Board.

Dwayne Hancock, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the firm’s Global Equity Beta Solutions (GEBS) Group. Within this group, he is currently the strategy leader for the group’s non-U.S. passive products. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS group. He is also a member of the SSGA Valuation Committee. Mr. Hancock currently manages a varied mix of funds with both domestic and international strategies, which include separate accounts, commingled funds, mutual funds and ETFs. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as the annual Russell indices reconstitution. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. Prior to this, he worked in the firm’s Passive International Equity Operations department as a senior analyst. He has been working in the investment management field since 1994. Mr. Hancock holds a Master of Business Administration from the Carroll School of School of Management at Boston College and a Bachelor of Science in Business Administration from Framingham State College. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

Kathleen Morgan, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining SSGA in 2017, she worked in Equity Product Management at Wellington Management, conducting independent risk oversight and developing investment product marketing strategy. Prior experience also includes index equity portfolio management at BlackRock. Ms. Morgan holds a Bachelor of Arts degree in Economics from Wellesley College and a Master of Business Administration from The Wharton School at the University of Pennsylvania. She has also earned the Chartered Financial Analyst (CFA) designation.

William Blair Investment Management, LLC, 150 North Riverside Plaza, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of December 31, 2019, William Blair had approximately $58.4 billion in assets under management.

Portfolio Managers:

Todd M. McClone, CFA, a Partner of William Blair, has managed a portion of the Fund’s assets allocated to William Blair since 2017. Mr. McClone has been with William Blair since 2000 and was previously a senior Research Analyst specializing in international equity at Strong Capital Management. Prior to joining Strong Capital Management, Mr. McClone was a Corporate Finance Research Analyst at Piper Jaffray. At Piper Jaffray, Mr. McClone worked with the corporate banking financials team on a variety of transactions including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations. Mr. McClone has the Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. McClone received from the University of Wisconsin-Madison a Bachelor of Business Administration and a Bachelor of Arts.

Jack Murphy, CFA, a Partner of William Blair, has managed a portion of the Fund’s assets allocated to William Blair since 2017. Mr. Murphy joined William Blair in 2005 and was previously the Director of Research of the Global Equity Team, a Research Analyst covering mid-large cap non-U.S. consumer stocks and a Research Analyst covering sell-side research focusing on e-commerce and hardline retailers. Prior to joining William Blair in 2005, Mr. Murphy worked at Credit Suisse First Boston for nearly six years as an equity research analyst covering a broad range of retail companies. Before working at Credit Suisse First Boston, Mr. Murphy worked as an equity research analyst at Lehman Brothers and as an equity research associate at Salomon Brothers. Prior to sell-side research, Mr. Murphy worked as a financial analyst for General Electric Capital, having graduated from GE’s Financial Management Program. Mr. Murphy has the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago. Mr. Murphy earned a Bachelor of Arts in Economics, magna cum laude, from Villanova University.

KP Fixed Income Fund

Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2019, Credit Suisse had approximately $451.8 billion in assets under management. The Credit Suisse Credit Investments Group (“CIG”) is responsible for the day-to-day portfolio management of the Fixed Income Fund’s assets allocated to Credit Suisse.

Portfolio Managers:

John G. Popp, Managing Director and Group Head and Chief Investment Officer of CIG, has primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp is also a member of the CIG Credit Committee. Mr. Popp also serves as the Chief Executive Officer and President of the Credit Suisse’s proprietary mutual fund family, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund and Director, Chief Executive Officer and President of Credit Suisse Parkview BDC, Inc. Previous to Credit Suisse, Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC. From 1992 through 1997, Mr. Popp was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. In 1989, Mr. Popp joined the Corporate Finance Department of Kidder Peabody & Co., Inc. as Senior Vice President, previously serving as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert. Mr. Popp is a member of the Brookings Institute’s Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a Bachelor of Arts degree in History from Pomona College and an M.B.A. in Finance and Marketing from the Wharton Graduate Division of the University of Pennsylvania.

Thomas J. Flannery, Managing Director, is a Portfolio Manager for CIG, with responsibility for trading, directing investment decisions, and originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse in November 2000 through the merger with DLJ. Previous to CIG, Mr. Flannery served as an Associate at First Dominion Capital, LLC, which he joined in 1998. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc., where he served as an Analyst in the Financial Restructuring Group, working on a variety of debtor and creditor representation assignments. Mr. Flannery graduated with a Bachelor of Science degree in Finance from Georgetown University.

Louis I. Farano, Managing Director, is a Portfolio Manager for CIG with responsibility for senior loans. Prior to joining CIG in 2006, Mr. Farano served as a Vice President in the High Yield department at SG America Securities Inc. Mr. Farano holds a B.B.A. in Accounting from James Madison University and an M.B.A. in Finance from UCLA’s Anderson School.

Wing Chan, Managing Director, is a Portfolio Manager of CIG with primary responsibility for high yield bonds. Prior to joining Credit Suisse in 2005, Ms. Chan served as an Associate Portfolio Manager in Invesco’s High Yield group. Previously, Ms. Chan worked at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology. Ms. Chan is a CFA Charterholder and holds a Series 3 license.

David Mechlin, Managing Director, is a Portfolio Manager of CIG and is also a member of the CIG Credit Committee. Mr. Mechlin joined CIG as a credit analyst in 2006. He earned his B.S. in Finance and Accounting from the Stern School of Business at New York University and is a CFA Charterholder.

Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111-2621, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2019, Loomis Sayles had approximately $297.2 billion in assets under management.

Portfolio Manager:

Lynne Royer, Vice President, Portfolio Manager and Head of the Disciplined Alpha team at Loomis Sayles, has managed the portion of the Fund’s assets allocated to Loomis Sayles since the Fund’s inception in 2014. She is also Manager of the Loomis Sayles Core Disciplined Alpha strategy. She began her investment industry career in 1985 and joined Loomis Sayles in 2010 from Wells Capital Management, where she was senior portfolio manager and co-head of the Montgomery Core fixed income investment team. Previously, Ms. Royer was a lending officer with Morgan Guaranty Trust Company (J.P. Morgan). Earlier, she was a financial analyst in the equity research department at Barclays de Zoete Wedd, and an analyst in the corporate finance department at Drexel Burnham Lambert. Ms. Royer is a Phi Beta Kappa graduate of Gettysburg College and earned an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

Payden & Rygel, 333 S. Grand Avenue, 39th Floor, Los Angeles, California 90071, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2019, Payden & Rygel had approximately $119.0 billion in assets under management.

Portfolio Managers:

Kristin Ceva, Ph.D., CFA, Managing Director, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014. Dr. Ceva has been with Payden & Rygel for 22 years.

Arthur Hovsepian, CFA, Director, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014. Mr. Hovsepian has been with Payden & Rygel for 16 years.

Vladimir Milev, CFA, Senior Vice President and Strategist, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014. Mr. Milev has been with Payden & Rygel for 17 years.

Asha B. Joshi, CFA, Managing Director and Senior Client Portfolio Manager, has managed the portion of the Fund’s assets allocated to Payden & Rygel since the Fund’s inception in 2014. Ms. Joshi has been with Payden & Rygel for 26 years.

SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of December 31, 2019, SSGA FM had approximately $586.30 billion in assets under management.

Portfolio Managers:

Orhan Imer, CFA, Ph.D., is a Vice President of SSGA and a Senior Portfolio Manager for LDI & Multi-Sector Strategies within the Global Fixed Income, Cash and Currency Team. In his current role as part of the Fixed Income Beta Solutions Group, he is responsible for managing several fixed income funds and ETFs including Global Rates/Inflation, U.S. Core and Credit portfolios. He is a member of the firm’s Technical Committee, which oversees all of SSGA’s quantitative investment research. Prior to joining SSGA in 2017, Mr. Imer held several roles during his tenure at Columbia Threadneedle Investments. Most recently, he was a senior portfolio manager and Head of LDI and Inflation Solutions with responsibilities for overall Fixed Income Strategy and Solutions for the Multi-Asset team. He was a portfolio manager on a diverse line-up of mutual funds and institutional strategies including Global Rates/Inflation, Real Return, and the firm’s flagship Global Macro and Risk Parity strategies. Previously, he worked as a senior quantitative strategist for the Investment Strategies Group at Bank of America/ Merrill Lynch. Before that, he was a senior financial engineer at Algorithmics (now part of IBM). He has also worked as a researcher at General Electric’s Global Research and has been a member of the investment community since 2005. Mr. Imer received his Master of Science and Ph.D. degrees in Electrical and Computer Engineering from the University of Illinois at Urbana-Champaign. He earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

Cynthia Moy is a Principal of SSGA and a Portfolio Manager in the Fixed Income Beta Solutions Group. Ms. Moy works in the portfolio management team, where she is responsible for managing government bond strategies. Previously, Ms. Moy was also an analyst in the Government Solutions Team, where she was responsible for credit surveillance of housing finance agency bonds. Ms. Moy’s prior roles at State Street include work as an analyst in the Stable Value Team, the Global Structured Products Group, as well as the Mutual Funds Division. Ms. Moy holds a Bachelor of Arts in Quantitative Economics from Tufts University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership, if any, of Fund shares.

Pricing of Fund Shares

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined net asset value (“NAV”) per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Funds were provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

The NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called “redeem”) Institutional Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, see “Taxes.”

How to Purchase and Redeem Fund Shares

Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. (“Eligible Plans”) and/or to other mutual funds offered to participants in Eligible Plans. Any individual with an account under an Eligible Plan may purchase shares of a Fund offered to individual account holders. As of the date of this prospectus, only shares of the Small Cap Fund are offered to individual account holders.

Purchases and redemptions of Fund shares are made through the administrative and recordkeeping service provider of an Eligible Plan (a “Recordkeeper”). All purchase and redemption of Fund shares shall be facilitated through a clearing corporation process unless otherwise specified in this prospectus. Please contact your Eligible Plan’s Recordkeeper for instructions on how to purchase and redeem Fund shares. A Recordkeeper may receive payments from an Eligible Plan or its sponsor for recordkeeping and administrative services provided to the Eligible Plan and its participants.

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). The Fund, however, may take up to seven days to pay redemption proceeds.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund’s shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

Other Policies

Excessive Trading Policies and Procedures

Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring a Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

●

Shareholders are restricted from making more than four (4) “round trips” into or out of a Fund within any one-year period. If a shareholder exceeds this amount, a Fund and/or its service providers may, at their discretion, reject any additional purchase orders. Each Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

●

Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. Each Fund will notify a shareholder that a purchase order has been rejected generally within two (2) business days after it receives such order.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Fund’s compliance with the program. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 855-457-3637 (855-4KPFNDS).

Dividends and Distributions

The Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions made available by the Funds in cash after the Funds receive your notice. To cancel your election, simply send written notice to the Funds. Distributions from the Funds will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in the Funds will be required to pay taxes on such distributions from other resources.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary relates solely to investors holding their shares through a tax-deferred account.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) plan, 403(b) plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) plan or 403(b) plan withdrawals, you should consult your tax advisor or plan administrator.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The table that follows presents performance information about Institutional Shares of the KP Large Cap Equity Fund, KP Small Cap Equity Fund, KP International Equity Fund and KP Fixed Income Fund. This information is intended to help you understand each Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2019 Annual Report of the Funds, which is available upon request by calling the Funds at 1-855-457-3637.

For the year or period ended December 31, For a share outstanding throughout the periods
	Net Asset Value, Beginning of Year or Period	Net Investment Income†	Net Realized and Unrealized Gain/ (Loss) on Investments	Total from Operations	Distributions from Investment Income	Distributions from Net Realized Capital Gains	Return of Capital

KP Large Cap Equity Fund - Institutional Shares
2019	$11.30	$0.20	$3.11	$3.31	$(0.19)	$(0.51)	$—
2018	$12.98	$0.22	$(0.87)	$(0.65)	$(0.19)	$(0.84)	$—
2017	$11.19	$0.18	$2.49	$2.67	$(0.17)	$(0.71)	$—
2016	$10.56	$0.18	$0.88	$1.06	$(0.17)	$(0.26)	$—
2015	$10.82	$0.15	$0.17	$0.32	$(0.15)	$(0.43)	$—
KP Small Cap Equity Fund - Institutional Shares
2019	$9.29	$0.09	$2.30	$2.39	$(0.09)	$(0.32)	$—
2018	$12.08	$0.07	$(1.24)	$(1.17)	$(0.06)	$(1.56)	$—
2017	$11.22	$0.05	$1.97	$2.02	$(0.06)	$(1.10)	$—
2016	$9.55	$0.08	$1.68	$1.76	$(0.09)	$—	$—
2015	$10.32	$0.07	$(0.55)	$(0.48)	$(0.07)	$(0.22)	$—	(1)
KP International Equity Fund - Institutional Shares
2019	$9.05	$0.25	$1.82	$2.07	$(0.26)	$(0.05)	$—
2018	$11.20	$0.24	$(1.79)	$(1.55)	$(0.19)	$(0.41)	$—
2017	$8.93	$0.21	$2.37	$2.58	$(0.26)	$(0.05)	$—
2016	$8.84	$0.20	$0.07	$0.27	$(0.18)	$—	$—
2015	$9.30	$0.20	$(0.46)	$(0.26)	$(0.19)	$—	$(0.01)
KP Fixed Income Fund - Institutional Shares
2019	$9.69	$0.34	$0.58	$0.92	$(0.32)	$(0.06)	$—
2018	$10.05	$0.31	$(0.40)	$(0.09)	$(0.27)	$—	$—
2017	$9.86	$0.27	$0.16	$0.43	$(0.24)	$—	$—
2016	$9.79	$0.24	$0.16	$0.40	$(0.23)	$(0.10)	$—
2015	$10.00	$0.21	$(0.16)	$0.05	$(0.21)	$(0.05)	$—	(1)

Total Distributions	Net Asset Value, End of Year or Period	Total Return‡	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets††**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover‡

$(0.70)	$13.91	29.32%	$3,203,820	0.30%	1.48%	45%
$(1.03)	$11.30	(4.82)%	$2,352,152	0.30%	1.65%	49%
$(0.88)	$12.98	23.84%	$2,250,917	0.31%	1.47%	41%
$(0.43)	$11.19	10.04%	$1,476,628	0.34%	1.65%	50%
$(0.58)	$10.56	2.91%	$1,239,696	0.35%	1.38%	126%

$(0.41)	$11.27	25.67%	$1,364,106	0.52%	0.80%	83%
$(1.62)	$9.29	(9.30)%	$1,006,978	0.52%	0.57%	85%
$(1.16)	$12.08	17.95%	$1,075,158	0.53%	0.41%	100%
$(0.09)	$11.22	18.38%	$930,815	0.53%	0.86%	91%
$(0.29)	$9.55	(4.73)%	$780,852	0.55%	0.68%	154%

$(0.31)	$10.81	22.87%	$2,110,101	0.47%	2.48%	41%
$(0.60)	$9.05	(13.75)%	$1,591,217	0.47%	2.19%	32%
$(0.31)	$11.20	28.95%	$1,469,968	0.49%	2.06%	125%
$(0.18)	$8.93	3.03%	$1,232,730	0.49%	2.22%	23%
$(0.20)	$8.84	(2.79)%	$1,026,913	0.50%	2.13%	21%

$(0.38)	$10.23	9.57%	$2,340,221	0.29%	3.29%	325%
$(0.27)	$9.69	(0.86)%	$2,038,900	0.31%	3.18%	422%
$(0.24)	$10.05	4.41%	$1,581,880	0.31%	2.63%	547%
$(0.33)	$9.86	4.08%	$1,069,341	0.32%	2.37%	484%
$(0.26)	$9.79	0.57%	$920,322	0.34%	2.10%	533%

**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†	Per share calculations were performed using the average shares method.
††	Ratio does not include the expenses of the underlying funds, as applicable.
‡

Total return and portfolio turnover are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay of Fund distributions or the redemption of Fund shares.

(1)	Amount less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

THE KP FUNDS

Investment Adviser

Callan LLC
600 Montgomery Street, Suite 800
San Francisco, California 94111

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated May 1, 2019, as it may be amended from time to time, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	855-457-3637 (855-4KPFNDS)
By Mail:	The KP Funds c/o SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19546
By Internet:	www.kp-funds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The KP Funds, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22838

KPF-PS-002-0800